   As filed with the Securities and Exchange Commission on December 22, 2003
                                                           -----------

                                           1933 Act Registration No. 333 - 70752
                                           1940 Act Registration No. 811 - 10507

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
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                         Pre-Effective Amendment No.          [ ]
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                      Post-Effective Amendment No. 3         [X]
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                                       and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                                                                         ---
                              Amendment No. 4                [X]
                                              ---               ---
                        (Check appropriate box or boxes)

                             AXA PREMIER FUNDS TRUST
               (Exact name of registrant as specified in charter)
                           1290 Avenue of the Americas
                            New York, New York 10104
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (212) 554-1234

                              PATRICIA LOUIE, ESQ.
                  Vice President and Associate General Counsel
            The Equitable Life Assurance Society of the United States
                           1290 Avenue of the Americas
                            New York, New York 10104

                     (Name and Address of Agent for Service)

                                   Copies to:

                              ARTHUR J. BROWN, ESQ.
                           Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Ave., N.W., 2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

It is proposed that this filing will become effective:

         immediately upon filing pursuant to paragraph (b)
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      on [date] pursuant to paragraph (b)
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         60 days after filing pursuant to paragraph (a)
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 X    on February 20, 2003 pursuant to paragraph (a) of Rule 485
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         75 days after filing pursuant to paragraph (a)
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                            AXA Premier Funds Trust

                       Contents of Registration Statement

This Registration Statement consists of the following papers and documents.

         Cover Sheet

         Contents of Registration Statement

         Prospectus

         Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

2

PROSPECTUS MARCH —, 2004

AXA PREMIER FUNDS

AXA Premier Large Cap Growth Fund

AXA Premier Large Cap Core Equity Fund

AXA Premier Large Cap Value Fund

AXA Premier Small/Mid Cap Growth Fund

AXA Premier Small/Mid Cap Value Fund

AXA Premier International Equity Fund

AXA Premier Technology Fund

AXA Premier Health Care Fund

AXA Premier Core Bond Fund

AXA Premier Money Market Fund

The Securities and Exchange Commission has not approved any fund’s  shares or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier Funds is a family of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A, Class B, Class C and Class Z shares of each of the AXA Premier Funds. Each fund is a diversified fund, except Premier Technology Fund and Premier Health Care Fund, which are non-diversified funds sometimes referred to as “sector funds.” Information on each fund, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of a fund is not a fundamental policy and may be changed without a shareholder vote.

The investment manager to each fund is The Equitable Life Assurance Society of the United States (“Equitable”).* The day-to-day portfolio management of each fund is provided by one or more investment sub-advisers. Information regarding Equitable and the sub-advisers is included under “Management Team” in this prospectus. Equitable may allocate a fund’s assets to additional sub-advisers subject to approval of the fund’s board of trustees. In addition, Equitable may, subject to the approval of the fund’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an “affiliated person” of Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected fund’s shareholders.

The co-distributors for each fund are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

*	It is anticipated that during the third quarter of 2004, subject to regulatory approval, the name “The Equitable Life Assurance Society of the United States” will be changed to “AXA Equitable Life Insurance Company.” When the name change becomes effective, all references in this prospectus to “The Equitable Life Assurance Society of the United States,” “Equitable Life,” or “Equitable” will become references to “AXA Equitable Life Insurance Company.”

Table of

CONTENTS

Goals, Strategies & Risks

AXA Premier Large Cap Growth Fund	1

AXA Premier Large Cap Core Equity Fund	3

AXA Premier Large Cap Value Fund	5

AXA Premier Small/Mid Cap Growth Fund	7

AXA Premier Small/Mid Cap Value Fund	9

AXA Premier International Equity Fund	11

AXA Premier Technology Fund	13

AXA Premier Health Care Fund	15

AXA Premier Core Bond Fund	17

AXA Premier Money Market Fund	20

Fund Fees & Expenses

Fund Fees & Expenses	22

More About Investment Strategies & Risks

More About Investment Strategies & Risks	26

Management Team

The Manager and the Sub-advisers	28

Fund Services

Investing in the Funds	43

How Sales Charges are Calculated	44

Ways to Reduce or Eliminate Sales Charges	48

It’s Easy to Open an Account	49

Buying Shares	50

Selling Shares	51

Selling Shares in Writing	52

Exchanging Shares	53

Restrictions on Buying, Selling and Exchanging Shares	53

How Fund Shares are Priced	54

Dividends and Other Distributions	55

Tax Consequences	55

Additional Information	56

Glossary of Terms	58

Description of Benchmarks	59

Financial Highlights	61

AXA PREMIER LARGE CAP GROWTH FUND

Manager:	Equitable

Sub-advisers:	Alliance Capital Management L.P. Dresdner RCM Global Investors LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that Equitable will allocate the fund’s assets to three or more sub-advisers. Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the fund’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Since Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns  for the fund’s Class Z shares for each of the last two calendar years of operations. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Z returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	( )% (200 Quarter)

Average Annual Total Returns  for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class B—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class C—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class Z—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Russell 1000 Growth Index*	—%	—%

*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER LARGE CAP CORE EQUITY FUND

Manager:	Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit) Janus Capital Management LLC Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that Equitable will allocate the fund’s assets to three or more sub-advisers. Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the fund’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Since Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns for the fund’s Class Z shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Z returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	( )% (200 Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class B—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class C—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class Z—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Standard and Poor’s 500 Index*	—%	—%

*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER LARGE CAP VALUE FUND

Manager:	Equitable

Sub-advisers:	Alliance Capital Management L.P. Institutional Capital Corporation MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The fund intends to invest primarily in common stocks but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that Equitable will allocate the fund’s assets to three or more sub-advisers. Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the fund’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles –to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Since Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns for the fund’s Class Z shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Z returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	( )% (200 Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class B—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class C—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class Z—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Russell 1000 Value Index*	—%	—%

*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER SMALL/MID CAP GROWTH FUND

Manager:	Equitable

Sub-advisers:	Alliance Capital Management L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Small/Mid Cap Companies — Companies with market capitalization between $100 million and $7 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment.

The fund intends to invest primarily in common stocks but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that Equitable will allocate the fund’s assets to three or more sub-advisers. Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the fund’s board of trustees.

The sub-advisers will utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Since Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns for the fund’s Class Z shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Z returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	( )% (200 Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class B—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class C—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class Z—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Russell 2500 Growth Index*	—%	—%

*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER SMALL/MID CAP VALUE FUND

Manager:	Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Small/Mid Cap Companies — Companies with market capitalization between $100 million and $7 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment.

The fund intends to invest primarily in common stocks but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that Equitable will allocate the fund’s assets to three or more sub-advisers. Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the fund’s board of trustees.

The sub-advisers will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles –to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Since Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns for the fund’s Class Z shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Z returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	( )% (200 Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class B—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class C—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class Z—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Russell 2500 Value Index*	—%	—%

*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER INTERNATIONAL EQUITY FUND

Manager:	Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit) Bank of Ireland Asset Management (U.S.) Limited Marsico Capital Management, LLC

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The fund does not limit its investment to issuers within a specific market capitalization range.

The fund intends to invest primarily in common stocks but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that Equitable will allocate the fund’s assets to three or more sub-advisers. Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the fund’s board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the fund’s success, regional issues or political and economic considerations also play a role in the overall success of the fund. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these cash instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Since Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns for the fund’s Class Z shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Z returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	( )% (200 Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class B—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class C—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class Z—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Morgan Stanley Capital International EAFE Index*	—%	—%

*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER TECHNOLOGY FUND

Manager:	Equitable

Sub-advisers:	Dresdner RCM Global Investors LLC Firsthand Capital Management, Inc. Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries. The fund does not limit its investment to issuers with a specific market capitalization range. While the fund can invest in securities of U.S. and foreign companies, the majority of fund assets are expected to be invested in securities of U.S. companies.

The fund intends to invest primarily in common stocks but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that Equitable will allocate the fund’s assets to three or more sub-advisers. Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the fund’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Technology Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more susceptible to certain risks than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience significant volatility greater than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Since Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns for the fund’s Class Z shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Z returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	( )% (200 Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class B—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class C—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class Z—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Russell 1000 Technology Index*#	—%	—%

Russell 1000 Index*	—%	—%

#	We believe that this index reflects more closely the market sectors in which the fund invests.

*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER HEALTH CARE FUND

Manager:	Equitable

Sub-advisers:	A I M Capital Management, Inc. Dresdner RCM Global Investors LLC Wellington Management Company, LLP

Key Term

•	Sector Fund — A fund that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the fund can invest in securities of U.S. and foreign companies of any size, the majority of fund assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas: pharmaceutical, health care services companies, product and device providers and biotechnology firms. The fund’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The fund intends to invest primarily in common stocks but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The fund is a non-diversified fund, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that Equitable will allocate the fund’s assets to three or more sub-advisers. Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the fund’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Health Care Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more susceptible to certain risks than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the fund invests primarily in a particular sector, it could experience significant volatility greater than stock funds investing in a broader range of industries.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Since Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns for the fund’s Class Z shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Z returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	( )% (200 Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class B—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class C—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class Z—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Russell 1000 Healthcare Index*#	—%	—%

Russell 1000 Index*	—%	—%

#	We believe that this index reflects more closely the market sectors in which the fund invests.

*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER CORE BOND FUND

Manager:	Equitable

Sub-advisers:	BlackRock Advisors, Inc. Pacific Investment Management Company LLC

Key Term

•	Total Return — A way of measuring fund performance. Total return is based on a calculation that takes into account dividends, capital gain distributions and the increase or decrease in share price.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The fund focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The fund may also invest in high yield securities (“junk bonds”) rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Service or, if unrated, determined by the sub-adviser to be of comparable quality. The fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the fund’s assets. It is anticipated that Equitable will allocate the fund’s assets to two or more sub-advisers. Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the fund’s board of trustees.

The fund’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the fund when the sub-advisers determine that they have the potential for above-average total return.

The fund may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The fund’s sub-advisers may, when consistent with the fund’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The fund will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the fund as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. High yield securities may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. A fund’s investment in illiquid securities may reduce the returns of a fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — The fund’s investments in derivatives may rise or fall more rapidly than other investments.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Since Equitable may add to, dismiss or replace the sub-advisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns for the fund’s Class Z shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Z returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	% (200 Quarter)

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the one-year and since-inception periods compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class B—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class C—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Class Z—Return Before Taxes	—%	—%

Return After Taxes on Distributions	—%	—%

Return After Taxes on Distributions & Sales of Fund Shares	—%	—%

Lehman Brothers Aggregate Bond Index*	—%	—%

*	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER MONEY MARKET FUND

Manager:	Equitable

Sub-adviser:	Alliance Capital Management L.P.

Key Term

•	Money Market Fund — A fund consisting of high quality short-term debt securities that is committed to maintaining a net asset value of $1.00 per share. Dividends are calculated daily and paid monthly.

Investment Goal

To seek a high level of current income that is consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest only in short-term, high quality dollar-denominated securities. These securities may be issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The fund may also invest in repurchase agreements based on these securities.

The fund will maintain a weighted average portfolio maturity of 90 days or less, and will not invest in securities with remaining maturities of more than 13 months.

Utilizing a due diligence process covering a number of key factors, Equitable selects a sub-adviser to manage the fund’s assets. While it is anticipated that Equitable will select one sub-adviser to manage the fund, Equitable monitors the sub-adviser and may replace the sub-adviser or add sub-advisers subject to the approval of the fund’s board of trustees.

In managing the portfolio, the sub-adviser searches for the best values on securities that meet the fund’s credit and maturity requirements.

All securities purchased by the fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which is designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

Principal Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The principal risks presented by the fund are:

•	Credit Risk/Default — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation.

•	Foreign Investing Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. Past performance is not an indication of future performance.

Calendar Year Annual Total Returns (Class Z)

The following bar chart illustrates the annual total returns for the fund’s Class Z shares for each of the last two calendar years. The inception date for the fund is December 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Z returns shown in the bar chart because those other classes have higher total expenses.

Best quarter (% and time period)	Worst quarter (% and time period)

% (200 Quarter)	% (200 Quarter)

The fund’s (Class Z shares) 7-day yield and 7-day effective yield for the quarter ended December 31, 2003 were     % and     %, respectively.

Average Annual Total Returns

for the period ended December 31, 2003

The table below shows how the average annual total returns for each class of the fund for the one-year and since-inception periods compare to those of a broad-based index.

Average Annual Total Returns (For the period ended December 31, 2003)	1 Year	Since Inception

Class A	—%	—%

Class B	—%	—%

Class C	—%	—%

Class Z	—%	—%

90 Day T-Bill	—%	—%

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each fund.

Shareholder Fees

(fees paid directly from your investment)

AXA Premier Large Cap Growth Fund, AXA Premier Large Cap Core Equity Fund, AXA Premier Large Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund, AXA Premier Small/Mid Cap Value Fund, AXA Premier International Equity Fund, AXA Premier Technology Fund and AXA Premier Health Care Fund

	CLASS A		CLASS B	CLASS C	CLASS Z

Maximum sales charge (load)[1]	5.50%		5.00%	2.00%	None

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		None	1.00%	None

Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)[3]	None	[2]	5.00%	1.00%	None

Redemption fee[4]	2.00%		2.00%	2.00%	2.00%

Account fee	*		*	*	*
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	If you buy $1,000,000 or more of Class A shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[3]	A CDSC may be charged when you sell your shares or if your account is closed because its balance falls below $500 because of redemption (for more information, see “It’s Easy to Open an Account”).
[4]	The redemption fee is only charged on shares purchased and redeemed or exchanged within seven days (For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders”).
*	An annual account fee of $50 will be charged on accounts with balances of $500 or less.

AXA Premier Core Bond Fund

	CLASS A		CLASS B	CLASS C	CLASS Z

Maximum sales charge (load)[1]	4.50%		5.00%	2.00%	None

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%		None	1.00%	None

Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)[3]	None	[2]	5.00%	1.00%	None

Redemption fee[4]	2.00%		2.00%	2.00%	2.00%

Account fee	*		*	*	*
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	If you buy $1,000,000 or more of Class A shares and redeem those shares within one year of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[3]	A CDSC may be charged when you sell your shares or if your account is closed because its balance falls below $500 because of redemption (for more information, see “It’s Easy to Open an Account”).
[4]	The redemption fee is only charged on shares purchased and redeemed or exchanged within seven days (For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders”).
*	An annual account fee of $50 will be charged on accounts with balances of $500 or less.

AXA Premier Money Market Fund

	CLASS A	CLASS B	CLASS C	CLASS Z

Maximum sales charge (load)[1]	None	None	None	None

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None

Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)[2]	None	None	None	None

Redemption fee[3]	None	None	None	None

Account fee	*	*	*	*
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	When you exchange shares of another fund into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge will continue to run while you hold your shares of the Money Market Fund. If you redeem those shares of the Money Market Fund, the applicable CDSC will apply (For more information, see “Exchange into and out of Shares of the Money Market Fund”).
[3]	If, within 7 days of purchasing shares of a fund (other than the Money Market Fund), a shareholder exchanges those shares for shares of the Money Market Fund, the shareholder will be charged a 2% redemption fee (For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders”).
*	An annual account fee of $50 will be charged on accounts with balances of $500 or less.

FUND FEES & EXPENSES

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	AXA Premier Large Cap Growth Fund				AXA Premier Large Cap Core Equity Fund

	CLASS A	CLASS B	CLASS C	CLASS Z	CLASS A	CLASS B	CLASS C	CLASS Z
Management fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.25%	1.00%	1.00%	0.00%	0.25%	1.00%	1.00%	0.00%
Other expenses	4.73%	4.73%	4.73%	4.73%	4.30%	4.30%	4.30%	4.30%

Total operating expenses	5.98%	6.73%	6.73%	5.73%	5.55%	6.30%	6.30%	5.30%
Waiver/expense reimbursement*	(4.53)%	(4.53)%	(4.53)%	(4.53)%	(4.10)%	(4.10)%	(4.10)%	(4.10)%

Net operating expenses**	1.45%	2.20%	2.20%	1.20%	1.45%	2.20%	2.20%	1.20%

	AXA Premier Large Cap Value Fund				AXA Premier Small/Mid Cap Growth Fund

	CLASS A	CLASS B	CLASS C	CLASS Z	CLASS A	CLASS B	CLASS C	CLASS Z
Management fee	1.00%	1.00%	1.00%	1.00%	1.20%	1.20%	1.20%	1.20%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.25%	1.00%	1.00%	0.00%	0.25%	1.00%	1.00%	0.00%
Other expenses	4.55%	4.55%	4.55%	4.55%	4.91%	4.91%	4.91%	4.91%

Total operating expenses	5.80%	6.55%	6.55%	5.55%	6.36%	7.11%	7.11%	6.11%
Waiver/expense reimbursement*	(4.35)%	(4.35)%	(4.35)%	(4.35)%	(4.66)%	(4.66)%	(4.66)%	(4.66)%

Net operating expenses**	1.45%	2.20%	2.20%	1.20%	1.70%	2.45%	2.45%	1.45%

	AXA Premier Small/Mid Cap Value Fund				AXA Premier International Equity Fund

	CLASS A	CLASS B	CLASS C	CLASS Z	CLASS A	CLASS B	CLASS C	CLASS Z
Management fee	1.20%	1.20%	1.20%	1.20%	1.15%	1.15%	1.15%	1.15%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.25%	1.00%	1.00%	0.00%	0.25%	1.00%	1.00%	0.00%
Other expenses	3.98%	3.98%	3.98%	3.98%	5.62%	5.62%	5.62%	5.62%

Total operating expenses	5.43%	6.18%	6.18%	5.18%	7.02%	7.77%	7.77%	6.77%
Waiver/expense reimbursement*	(3.73)%	(3.73)%	(3.73)%	(3.73)%	(5.12)%	(5.12)%	(5.12)%	(5.12)%

Net operating expenses**	1.70%	2.45%	2.45%	1.45%	1.90%	2.65%	2.65%	1.65%

	AXA Premier Technology Fund				AXA Premier Health Care Fund

	CLASS A	CLASS B	CLASS C	CLASS Z	CLASS A	CLASS B	CLASS C	CLASS Z
Management fee	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.25%	1.00%	1.00%	0.00%	0.25%	1.00%	1.00%	0.00%
Other expenses	7.71%	7.71%	7.71%	7.71%	5.85%	5.85%	5.85%	5.85%

Total operating expenses	9.96%	10.01%	10.01%	9.01%	7.10%	8.15%	8.15%	7.15%
Waiver/expense reimbursement*	(7.31)%	(7.31)%	(7.31)%	(7.31)%	(5.45)%	(5.45)%	(5.45)%	(5.45)%

Net operating expenses**	1.95%	2.70%	2.70%	1.70%	1.95%	2.70%	2.70%	1.70%

	AXA Premier Core Bond Fund				AXA Premier Money Market Fund

	CLASS A	CLASS B	CLASS C	CLASS Z	CLASS A	CLASS B	CLASS C	CLASS Z
Management fee	0.70%	0.70%	0.70%	0.70%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees (including 0.25% service fee)	0.25%	1.00%	1.00%	0.00%	0.25%	1.00%	1.00%	0.00%
Other expenses	1.30%	1.30%	1.30%	1.30%	2.50%	2.50%	2.50%	2.50%

Total operating expenses	2.25%	3.00%	3.00%	2.00%	3.25%	4.00%	4.00%	3.00%
Waiver/expense reimbursement*	(1.20)%	(1.20)%	(1.20)%	(1.20)%	(2.30)%	(2.30)%	(2.30)%	(2.30)%

Net operating expenses**	1.03%	1.80%	1.80%	0.80%	095%	1.70%	1.70%	0.70%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its fees to limit the expenses of each fund through February 28, 2005 (“Expense Reimbursement Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Manager may discontinue these arrangements at any time after February 28, 2005. For more information on the Expense Limitation Agreement, see “Management Team—The Manager and the Sub-advisers—Expense Limitation Agreement”.

**	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for each of the fund’s Class A, Class B, Class C and Class Z shares for the fiscal year ended October 31, 2003 were 1.42%, 2.17%, 2.17% and 1.17% for Large Cap Growth Fund, 1.44%, 2.13%, 2.13% and 1.13% for Large Cap Core Equity Fund, 1.35%, 2.10%, 2.10% and 1.10% for Large Cap Value Fund, 1.52%, 2.27%, 2.27% and 1.27% for Small/Mid Cap Growth Fund, 1.68%, 2.43%, 2.43% and 1.43% for Small/Mid Cap Value Fund,1.86%, 2.61%, 2.61% and 1.61% for International Equity Fund, 1.92%, 2.67%, 2.67% and 1.67% for Technology Fund, 1.94%, 2.69%, 2.69% and 1.69% for Health Care Fund, 1.05%, 1.80%, 1.80% and 0.80% for Core Bond Fund and 0.95%, 1.70%, 1.70% and 0.70% for Money Market Fund.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect cost of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed after 2005.

This Example should not be considered a representation of past or future expenses of the funds. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	AXA Premier Large Cap Growth Fund						AXA Premier Large Cap Core Equity Fund

	CLASS A	CLASS B		CLASS C		CLASS Z	CLASS A	CLASS B		CLASS C		CLASS Z
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)

1 year	$689	$723	$223	$421	$321	$122	$689	$723	$223	$421	$321	$122

3 years	$1,848	$1,983	$1,583	$1,667	$1,667	$1,303	$1,853	$1,989	$1,589	$1,673	$1,673	$1,308

5 years	$2,985	$3,096	$2,896	$2,967	$2,967	$2,467	$3,005	$3,119	$2,919	$2,990	$2,990	$2,487

10 years	$5,729	$5,985	$5,985	$6,026	$6,026	$5,303	$5,827	$6,097	$6,097	$6,136	$6,136	$5,404

	AXA Premier Large Cap Value Fund						AXA Premier Small/Mid Cap Growth Fund

	CLASS A	CLASS B		CLASS C		CLASS Z	CLASS A	CLASS B		CLASS C		CLASS Z
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)

1 year	$689	$723	$223	$421	$321	$122	$713	$748	$248	$446	$346	$148

3 years	$1,850	$1,985	$1,585	$1,670	$1,670	$1,305	$1,938	$2,076	$1,676	$1,759	$1,759	$1,399

5 years	$2,993	$3,106	$2,906	$2,977	$2,977	$2,475	$3,130	$3,244	$3,044	$3,113	$3,113	$2,623

10 years	$5,770	$6,032	$6,032	$6,072	$6,072	$5,345	$5,970	$6,219	$6,219	$6,257	$6,257	$5,565

	AXA Premier Small/Mid Cap Value Fund						AXA Premier International Equity Fund

	CLASS A	CLASS B		CLASS C		CLASS Z	CLASS A	CLASS B		CLASS C		CLASS Z
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)

1 year	$713	$748	$248	$446	$346	$148	$732	$768	$268	$465	$365	$168

3 years	$1,950	$2,089	$1,689	$1,772	$1,772	$1,411	$2,073	$2,215	$1,815	$1,897	$1,897	$1,542

5 years	$3,175	$3,297	$3,097	$3,166	$3,166	$2,669	$3,360	$3,477	$3,277	$3,344	$3,344	$2,869

10 years	$6,194	$6,472	$6,472	$6,507	$6,507	$5,796	$6,356	$6,593	$6,593	$6,627	$6,627	$5,985

	AXA Premier Technology Fund						AXA Premier Health Care Fund

	CLASS A	CLASS B		CLASS C		CLASS Z	CLASS A	CLASS B		CLASS C		CLASS Z
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)

1 year	$737	$773	$273	$470	$370	$173	$737	$773	$273	$470	$370	$173

3 years	$2,465	$2,620	$2,220	$2,298	$2,298	$1,960	$2,498	$2,657	$2,257	$2,335	$2,335	$1,994

5 years	$4,048	$4,176	$3,976	$4,037	$4,037	$3,607	$4,175	$4,318	$4,118	$4,177	$4,177	$3,739

10 years	$7,453	$7,653	$7,653	$7,677	$7,677	$7,181	$8,027	$8,281	$8,281	$8,299	$8,299	$7,781

	AXA Premier Core Bond Fund						AXA Premier Money Market Fund

	CLASS A	CLASS B		CLASS C		CLASS Z	CLASS A	CLASS B		CLASS C		CLASS Z
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)

1 year	$552	$683	$183	$381	$281	$82	$97	$173	$173	$173	$173	$72

3 years	$1,011	$1,215	$815	$906	$906	$511	$785	$1,007	$1,007	$1,007	$1,007	$710

5 years	$1,496	$1,672	$1,472	$1,557	$1,557	$967	$1,498	$1,859	$1,859	$1,859	$1,859	$1,374

10 years	$2,829	$3,233	$3,233	$3,301	$3,301	$2,231	$3,391	$4,063	$4,063	$4,063	$4,063	$3,154

(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The funds have principal investment strategies that come with inherent risks. Each fund’s principal risks are described in its principal risks section. The following is a list of additional risks to which each fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the funds.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Derivatives Risk.  A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

Credit Quality Risk.  It is possible that the issuer of a security will not be able to make interest and principal payments when due. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the price of the bond. Only the Health Care Fund, Technology Fund and Core Bond Fund currently are permitted to invest more than 5% of their assets in lower rated bonds.

Market Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

Multiple Sub-Adviser Risk.  Each of the funds, with the exception of the Money Market Fund, employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the fund and each is responsible for investing a specific allocated portion of the fund’s assets. Because each sub-adviser will be managing its allocated portion of the fund independently from the other sub-adviser(s), the same security may be held in different portions of a fund, or may be acquired for one portion of a fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity markets is appropriate for its allocated portion of the fund. Because each sub-adviser directs the trading for its own portion of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

would be the case if a single sub-adviser were managing the entire fund.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses. The sale of fund securities may result in the recognition of capital gain or loss which can create adverse tax results for shareholders.

Special Situations Risk.  The Large Cap Core Equity Fund and International Equity Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the fund.

Unseasoned Companies Risk.  The Small/Mid Cap Growth Fund, International Equity Fund, Technology Fund and Health Care Fund can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a fund has valued certain securities at a higher price than it can sell them for.

Derivatives.  The funds can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The funds may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Portfolio Turnover.  The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund’s distributions may have on shareholders. The funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the funds. For further information about investment strategies, see the funds’ Statement of Additional Information (“SAI”).

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each fund. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, Equitable has a variety of responsibilities for the general management and administration of the Trust and the funds, including the selection of sub-advisers. Equitable plays an active role in monitoring each fund and sub-adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, Equitable monitors significant changes that may impact the sub-adviser’s overall business. Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, Equitable obtains detailed, comprehensive information concerning fund and sub-adviser performance and fund operations that is used to supervise and monitor the sub-advisers and the fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.

Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the funds. Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a fund’s assets subject to the approval of the fund’s board of trustees. Equitable also has discretion to allocate each fund’s assets among the fund’s sub-advisers. Equitable recommends sub-advisers for each fund to its board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and Equitable does not expect to recommend frequent changes of sub-advisers.

Equitable has received an exemptive order from the SEC to permit it and the board of trustees to select and replace a fund’s sub-advisers and to amend the sub-advisory agreements between Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, Equitable is able, subject to the approval of the board of trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected fund’s shareholders. Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of Equitable.

The Sub-advisers

Each fund’s investments are selected by one or more sub-advisers. The following describes each fund’s sub-adviser(s), portfolio manager(s) and each portfolio manager’s business experience.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to AXA Premier Health Care Fund. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2003, AIM Management had approximately $       billion in assets under management.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to AXA Premier Large Cap Growth Fund, AXA Premier Large Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund and AXA Premier Money Market Fund. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit (“Bernstein Unit”), serves as a Sub-Adviser to AXA Premier Large Cap Core Equity Fund and AXA Premier International Equity Fund. Alliance Capital, a limited partnership, is indirectly majority owned by Equitable. As of December 31, 2003, Alliance Capital had approximately $       billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to AXA Premier Small/Mid

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Cap Value Fund. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers, S.A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2003, AXA Rosenberg Group had approximately $       billion in assets under management.

Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) serves as a Sub-adviser to AXA Premier International Equity Fund. BIAM (U.S.) is a wholly owned subsidiary of Bank of Ireland Group, a publicly traded financial services provider located in Ireland. As of December 31, 2003, BIAM (U.S.) had approximately $       billion in assets under management.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to AXA Premier Core Bond Fund. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2003, BAI had approximately $       billion in assets under management.

Dresdner RCM Global Investors LLC (“Dresdner”) serves as a Sub-adviser to AXA Premier Large Cap Growth Fund, AXA Premier Technology Fund and AXA Premier Health Care Fund. Dresdner is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2003, Dresdner had approximately $       billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to AXA Premier Technology Fund. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2003, Firsthand had approximately $       million in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to AXA Premier Small/Mid Cap Growth Fund. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2003, Franklin, together with its affiliates, had approximately $       billion in assets under management.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to AXA Premier Large Cap Value Fund. ICAP is an employee owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2003, ICAP had approximately $       billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to AXA Premier Large Cap Core Equity Fund. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2003, Janus had approximately $       billion in assets under management.

Marsico Capital Management LLC (“Marsico”) serves as a Sub-adviser to AXA Premier International Equity Fund. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2003, Marsico had approximately $     billion in assets under management.

MFS Investment Management (“MFS”) serves as a Sub-adviser to AXA Premier Large Cap Value Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2003, MFS had approximately $       billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Sub-adviser to AXA Premier Core Bond Fund. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”). Allianz AG (“Allianz”) is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2003, PIMCO had approximately $       billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-adviser to AXA Premier Small/Mid Cap Growth Fund. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2003, Provident had approximately $     billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to AXA Premier Large Cap Growth Fund and AXA Premier Small/Mid Cap Value Fund. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. holds a majority interest in the TCW Group, Inc. Société Générale Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2003, TCW had approximately $       billion in assets under management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to AXA Premier Large Cap Core Equity Fund. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

shareholder of Thornburg. As of December 31, 2003, Thornburg had approximately $     billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to AXA Premier Small/Mid Cap Value Fund) AXA Premier Health Care Fund and AXA Premier Technology Fund. Wellington Management is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 68 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2003, Wellington Management had approximately $       billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience

AXA Premier Large Cap Growth Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird	Mr. Baird is a Senior Vice President and has been a Portfolio Manager of Alliance Capital since 1999. Mr. Baird joined Alliance Capital as an Assistant Vice President in 1994.

Dresdner RCM Global Investors LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Joanne L. Howard Seth A. Reicher

Ms. Howard, a Co-Chief Investment Officer of Dresdner’s Large Cap Team since January 2003, has been a Managing Director since 1998 and a Principal since 1993. Ms. Howard joined Dresdner as a Senior Portfolio Manager in 1992. Prior to joining Dresdner, Ms. Howard spent 17 years at Scudder, Stevens & Clark where she was a Managing Director.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of Dresdner since 2000 and has been a Senior Portfolio Manager since 1997. Mr. Reicher joined Dresdner as an Analyst in 1993. Prior to joining Dresdner, Mr. Reicher was an Analyst and then Portfolio Manager at Associated Capital and later Capitalcorp Asset Management from 1986 to 1992.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Glen E. Bickerstaff Brian M. Beitner

Mr. Bickerstaff has been a Group Managing Director of TCW since 2001. He joined TCW in 1998 as a Managing Director. Prior to joining TCW, he was a Vice President and Senior Portfolio Manager at Transamerica Investment Services from 1987 to 1998.

Mr. Beitner has been a Managing Director of TCW since he joined the firm in 1998. Prior to joining TCW, he was a Senior Vice President with Scudder Kemper Investments from 1990 to 1998.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience

AXA Premier Large Cap Core Equity Fund	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The Portfolio Management Team consists of a core group of senior investment and research professionals of the Bernstein Unit of Alliance Capital.

Marilyn G. Fedak chairs the US Equity Investment Policy Group. Ms. Fedak has been the Chief Investment Officer – U.S. Value Equities and an Executive Vice President at Alliance Capital since 2000. She was Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. (“Bernstein”) from 1993 to 2000 when Bernstein became the Bernstein Unit of Alliance Capital.

	Janus Capital Management LLC 100 Fillmore Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	Mr. Pinto has been a Portfolio Manager with Janus or its predecessor since 1994. Prior to joining Janus, Mr. Pinto analyzed telecommunications and financial services companies for a family investment firm.

	Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Manager William V. Fries, CFA	Mr. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995. Prior to joining Thornburg, he was with USAA as a Portfolio Manager and Analyst from 1975 to 1995.

AXA Premier Large Cap Value Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter	Mr. Glatter has been a Senior Vice President and Portfolio Manager of Alliance Capital since 1999. Mr. Glatter joined Alliance Capital as an equity analyst and portfolio manager in 1993.

	Institutional Capital Corporation 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Manager Robert H. Lyon	Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992. He was an Analyst with ICAP from 1976 to 1981 and returned in 1988 as Director of Research before leading a group in buying out the firm’s founder.

MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Steven R. Gorham Lisa B. Nurme

Mr. Gorham is a Senior Vice President and portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

Ms. Nurme is a Senior Vice President and has been the Director of Value Portfolio Management of MFS since 1994. Ms. Nurme joined MFS as a Research Analyst in 1987.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience

AXA Premier Small/Mid Cap Growth Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Mark A. Attalienti

Mr. Aronow has been a Senior Vice President of Alliance Capital since 2000. Mr. Aronow joined Alliance Capital as a Vice President and Portfolio Manager in 1999. Prior to joining Alliance Capital, he was responsible for research and portfolio management of the small cap consumer sectors at INVESCO (NY) from 1997 to 1999. Mr. Aronow joined Chancellor Capital Management, predecessor to INVESCO (NY), as a small cap analyst in 1994.

Mr. Kirpalani has been a Vice President and Portfolio Manager since he joined Alliance Capital in 1999. Prior to joining Alliance Capital, he was responsible for research and portfolio management of the small cap industrial, financial and energy sectors at INVESCO (NY) from 1997 to 1999. Mr. Kirpalani joined Chancellor Capital Management, predecessor to INVESCO (NY), as a small cap analyst in 1993.

Ms. Lau has been a Vice President and Portfolio Manager since she joined Alliance Capital in 1999. Prior to joining Alliance Capital, she was responsible for covering small cap technology companies at INVESCO (NY) from 1997 to 1999. Ms. Lau joined Chancellor Capital Management as a small cap analyst in 1997 before it became INVESCO (NY). Prior to that, she was a healthcare securities analyst with Goldman Sachs from 1994 to 1997.

Mr. Attalienti has been a Vice President and Portfolio Manager since he joined Alliance Capital in 1999. Prior to joining Alliance Capital, he was responsible for covering the health care industry at Chase Asset Management from 1994 to 1999.

	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team	The portion of assets allocated to Franklin is managed by a team of investment professionals, led by Edward B. Jamieson. Mr. Jamieson is an Executive Vice President and portfolio manager and has been associated with Franklin (and its predecessor, Franklin Templeton Investments) since 1987.

	Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team	The portion of assets allocated to Provident is managed by a team of investment professionals, led by Evelyn Lapham and John Yoon. Ms. Lapham and Mr. Yoon are Senior Vice Presidents and portfolio managers with research responsibilities and have been with Provident since December 1997 and July 1995, respectively.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience

AXA Premier Small/Mid Cap Value Fund	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineers P. Douglas Burton Syed A. Zamil

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. Therefore, AXA Rosenberg does not have Portfolio Managers as traditionally defined, but rather, the firm has Portfolio Engineers who research and monitor the fund’s performance against the relevant benchmark and ensure compliance with the fund’s objectives.

Mr. Burton has been a Portfolio Engineer of AXA Rosenberg since 1998. Prior to joining the firm, Mr. Burton was a Portfolio Manager and an Analyst at Deseret Mutual Benefit Administrators from 1988 to 1998.

Mr. Zamil has been a Portfolio Engineer of AXA Rosenberg since 2000. Prior to joining the firm, Mr. Zamil was a Managing Director at Capital Management from 1997 to 2000. From 1993 to 1997, Mr. Zamil was a consultant and regional manager at BARRA.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Schottenfeld

Mr. Galluccio has been a Managing Director of TCW since 1997. He joined TCW in 1982 as an Equity Analyst. Prior to joining TCW, Mr. Galluccio was a Securities Analyst with Lehman Brothers Kuhn Loeb, Inc. from 1981 to 1982.

Ms. Schottenfeld has been a Managing Director of TCW since 1998. She joined TCW in 1985 as a Special Situations Analyst. Prior to joining TCW, Ms. Schottenfeld was a Research Liaison to equity sales with Wertheim Schroder and Co. from 1983 to 1985.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Management Team	Wellington Management’s management approach to its portion of the fund is built on a team concept. The team is headed by James N. Mordy, Senior Vice President. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience

AXA Premier International Equity Fund	Alliance Capital Management, L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The Portfolio Management Team consists of a core group of senior investment and research professionals of the Bernstein Unit of Alliance Capital.

Andrew S. Adelson chairs the International Equity Investment Policy Group. Mr. Adelson has been Chief Investment Officer – International Value Equities and an Executive Vice President at Alliance Capital since 2000. He was Chief Investment Officer of International Investment Management Services at Sanford C. Bernstein & Co., Inc. (“Bernstein”) from 1990 to 2000 when Bernstein became the Bernstein Unit of Alliance Capital.

	Bank of Ireland Asset Management (U.S.) Limited 40 Mespil Road Dublin 4 Ireland Portfolio Management Team	BIAM (U.S.)’s management approach to its portion of the fund is built on a team concept. The team of nineteen asset managers is headed by Chris Reilly, Chief Investment Officer. Mr. Reilly joined BIAM (U.S.)’s Asset Management Team in 1980 and has had overall responsibility for asset management since 1985.

	Marsico Capital Management, LLC 1200 17th Street Suite 1300 Denver, CO 80202 Portfolio Manager James G. Gendelman	Mr. Gendelman joined Marsico in 2000. Prior to joining Marsico, he was a Vice President of International Sales for Goldman Sachs & Co. from 1987 to 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience

AXA Premier Technology Fund	Dresdner RCM Global Investors LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Walter C. Price	Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of Dresdner since 1978. He joined Dresdner in 1974 as a Senior Securities Analyst.

	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Mr. Landis is the Chief Investment Officer of Firsthand. Mr. Landis co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Management Team	The portion of the fund’s assets managed by Wellington Management is managed by a team of investment professionals.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience

AXA Premier Health Care Fund	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Management Team	The portion of assets allocated to AIM is managed by a team of investment professionals led by Michael Yellen. Mr. Yellen joined AIM in 1994 as an investment analyst.

	Dresdner RCM Global Investors LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Michael Dauchot	Dr. Dauchot has been a Manager of Dresdner since 1999. He joined Dresdner in 1999 as an Analyst. Prior to joining Dresdner, Dr. Dauchot was a Junior Analyst at Banc Boston Robertson from 1996 to 1998.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Ann C. Gallo Robert L. Deresiewicz Jean M. Hynes Kirk J. Mayer Joseph H. Schwartz

Ms. Gallo has been a Vice President of Wellington Management since 1998. Ms. Gallo joined Wellington Management as a Global Industry Analyst in 1998. Prior to joining Wellington Management, she was a Health Care Analyst with BT Alex Brown from 1995 to 1998.

Dr. Deresiewicz has been a Global Industry Analyst at Wellington Management since 2000. Prior to joining Wellington Management, he was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women’s Hospital from 1987 to 1998.

Ms. Hynes has been a Senior Vice President of Wellington Management since 2001. Ms Hynes joined Wellington Management as a research assistant in 1991.

Mr. Mayer has been a Vice President of Wellington Management since 2001. Mr. Mayer joined Wellington Management as a Global Industry Analyst in 1998. Prior to joining Wellington Management, he attended the University of Pennsylvania’s Wharton School of Finance where he obtained his MBA from 1996 to 1998, and he was an Operations Manager with Lockheed Martin Corporation from 1994 to 1996.

Mr. Schwartz has been a Senior Vice President of Wellington Management since 1995. Mr. Schwartz joined Wellington Management as a Global Industry Analyst in 1983.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser(s) and Portfolio Manager(s)	Business Experience

AXA Premier Core Bond Fund	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson Rajiv Sobti

Mr. Amero has been a Managing Director and Portfolio Manager of BAI since 1990. Prior to joining BAI, he was a Vice President in Fixed Income Research at The First Boston Corporation from 1985 to 1990.

Mr. Anderson has been a Managing Director and Chief Investment Officer, Fixed Income of BAI since founding the firm in 1988. Prior to founding BAI, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation from 1987 to 1988.

Dr. Sobti has been a Managing Director and Portfolio Manager of BAI since 1998. Prior to joining BAI, he was a Managing Director and head of Quantitative Research at Donaldson Lufkin & Jenrette from 1986 to 1998.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

The Portfolio Management Team develops and implements investment strategy for the fund.

William H. Gross heads the Portfolio Management Team. Mr. Gross is a Managing Director and the Chief Investment Officer of PIMCO and has been associated with the firm for over 30 years. Mr. Gross was a founder of PIMCO.

AXA Premier Money Market Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers John F. Chiodi Raymond J. Papera

Mr. Chiodi has been a Vice President and Portfolio Manager of Alliance Capital since 1996. Mr. Chiodi has been associated with Alliance Capital since 1989.

Mr. Papera has been a Senior Vice President and Portfolio Manager of Alliance Capital since 1996. Mr. Papera has been associated with Alliance Capital since 1990.

Management Fees

Each fund pays a fee to Equitable for management services. The Large Cap Core Equity Fund, Large Cap Growth Fund and Large Cap Value Fund each pay a management fee at an annual rate of 1.00% of the average net assets of the fund. The Small/Mid Cap Growth Fund and Small/Mid Cap Value Fund each pay a management fee at an annual rate of 1.20% of the average net assets of the fund. The International Equity Fund pays a management fee at an annual rate of 1.15% of the average net assets of the fund. The Technology Fund and Health Care Fund each pay a management fee at an annual rate of 1.30% of the average net assets of the fund. The Core Bond Fund pays a management fee at an annual rate of 0.70% of the average net assets of the fund. The Money Market Fund pays a management fee at an annual rate of 0.50% of the average net assets of the fund.

The sub-advisers are paid by Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by Equitable, without shareholder approval. For certain administrative services, in addition to the management fee, each fund pays Equitable a fee at an annual rate of 0.15% of the fund’s total average net assets plus $35,000 per fund and, for funds with more than one sub-adviser, an additional $35,000 for each portion of the fund for which separate administrative services are provided (e.g., portions of a fund allocated to separate sub-advisers and/or managed in a discrete style).

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Expense Limitation Agreement

In the interest of limiting until February 28, 2005 the expenses of each fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940), are limited to the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)

FUNDS	CLASS A	CLASS B	CLASS C	CLASS Z

AXA Premier Large Cap Core Equity Fund	1.45%	2.20%	2.20%	1.20%

AXA Premier Large Cap Growth Fund	1.45%	2.20%	2.20%	1.20%

AXA Premier Large Cap Value Fund	1.45%	2.20%	2.20%	1.20%

AXA Premier Small/Mid Cap Growth Fund	1.70%	2.45%	2.45%	1.45%

AXA Premier Small/Mid Cap Value Fund	1.70%	2.45%	2.45%	1.45%

AXA Premier International Equity Fund	1.90%	2.65%	2.65%	1.65%

AXA Premier Technology Fund	1.95%	2.70%	2.70%	1.70%

AXA Premier Health Care Fund	1.95%	2.70%	2.70%	1.70%

AXA Premier Core Bond Fund	1.05%	1.80%	1.80%	0.80%

AXA Premier Money Market Fund	0.95%	1.70%	1.70%	0.70%

Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and Equitable has recouped all eligible previous payments made, the fund will be charged such lower expenses.

Legal Proceedings

A I M Capital Management, Inc.

AIM is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“INVESCO”), was, until recently, the investment advisor to the INVESCO Funds.

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. None of the INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the “Martin Act”) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York’s Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a “registered investment company”). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including any of the AXA Premier Funds. AIM anticipates that, if either of these results occurs, it will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted.

Alliance Capital Management L.P.

[Alliance Capital reached terms with the NYAG and the Staff of the SEC for the resolution of regulatory claims with respect to market timing in some of its mutual funds. The agreement with the SEC is reflected in an Order of the Commission. The agreement with the NYAG is subject to final, definitive documentation.

Among the key provisions of the agreements are the following:

•	Under both the SEC and NYAG agreements, Alliance Capital will establish a $250 million fund to compensate fund shareholders for the adverse effects of market timing in some of its mutual funds. Of the $250 million fund, the agreements characterize $150 million as disgorgement and $100 million as a penalty.

•	The agreement with the NYAG includes a weighted average reduction in fees of 20% on Alliance Capital’s U.S. long-term open-end retail funds, commencing January 1, 2004, for a minimum of 5 years.

Under both agreements, Alliance Capital’s Mutual Funds Boards, the majority of which have already moved to elect independent chairmen from among their independent directors, will also have independent directors that comprise at least 75% of each Board, and will add a senior officer and any needed staff to assist the Boards in their oversight of compliance, fiduciary issues and conflicts of interest.

The terms and conditions of the agreements also include, among others:

•	Formation of a Code of Ethics Oversight Committee, composed of senior executives of Alliance Capital’s operating businesses, to oversee all matters relating to issues arising under the Alliance Capital Code of Ethics;

•	Establishment of an Internal Compliance Controls Committee, chaired by Alliance Capital’s Chief Compliance Officer, to review compliance issues throughout Alliance Capital, endeavor to develop solutions to those issues as they may arise from time to time, and oversee implementation of those solutions;

•	Establishment of a company ombudsman to whom Alliance Capital employees may convey concerns about Alliance Capital business matters that they believe involve matters of ethics or questionable practices;

•	Engagement of an Independent Compliance Consultant to conduct a comprehensive review of Alliance Capital’s supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the Alliance Capital Code of Ethics and federal securities law violations by Alliance Capital and its employees; and

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

•	Commencing in 2005, and at least once every other year thereafter, Alliance Capital shall undergo a compliance review by an independent third party.]

Janus Capital Management LLC

On September 3, 2003, the NYAG filed a complaint against Canary Capital Partners, LLC (a hedge fund, “Canary”) and related parties in connection with an investigation into late day trading and “market timing” of mutual fund shares. Although the complaint did not name Janus as a defendant, it alleged that Janus allowed Canary to market time selected Janus funds in contradiction to stated policies of the Janus funds’ prospectus.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares. The technique is designed to exploit inefficiencies in the way a fund prices its shares in an attempt to capture gains, which may dilute returns for long-term shareholders. Such frequent trading is discouraged by Janus because this activity may interfere with the management of a fund. Janus is in the process of conducting an internal review, which, to date, leads Janus to believe that there were 12 discretionary frequent trading arrangements across its US-based mutual fund business, and that significant frequent trading appears to have occurred with respect to four of those arrangements. All such arrangements have been terminated.

The complaint does not allege any late day trading through Janus funds. However, Janus cannot guarantee that intermediaries properly submitted to the Janus funds all purchase and redemption orders received from the intermediaries’ customers before the time for determination of a fund’s net asset value in order to obtain that day’s price. In accordance with recommendations of the Chairman of the SEC to the mutual fund industry as a whole, Janus is seeking assurances from broker-dealers and other intermediaries that they have followed and are following all relevant rules and regulations, as well as the Janus funds’ internal policies and procedures, regarding the handling of their customers’ orders on a timely basis.

As noted, Janus is currently conducting an internal review into all matters related to the allegations in the NYAG’s complaint. In addition, in response to such allegations, Janus has announced it will:

•	Pay to the affected funds all management and advisory fees that it received from any permitted discretionary market timing arrangements; and

•	Make further amends to shareholders of the affected funds if it is determined that those arrangements adversely impacted them in any way.

The SEC is also conducting an examination and investigation with respect to issues pertaining to market timing, late day trading, improper disclosure of portfolio holdings to potential investors, and other issues. Janus has also received a request from the National Association of Securities Dealers, Inc., for information regarding the sale of fund securities through registered broker-dealers. Janus is cooperating with all such inquiries.

Subsequent to the filing of the NYAG’s complaint against Canary, multiple lawsuits, including class action and shareholder derivative suits, have been filed against the affected funds, Janus and certain related parties, primarily based upon the allegations contained in the Canary complaint. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; (iii) breach of contract; (iv) unjust enrichment and (v) violations of section 1962 of the Racketeering, Influenced and Corrupt Organizations Act. The lawsuits have been filed in both federal and state courts and generally seek damages and the payment of attorneys’ and experts’ fees. Janus and the affected funds intend to seek to consolidate as many of the lawsuits as possible for the purposes of pre-trial discovery and motions.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus and related parties in the near future. Janus does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the AXA Premier Funds the services it has agreed to provide.

MFS Investment Management

As has been publicly reported, MFS has been contacted by the NYAG and the SEC in connection with their investigations of practices in the mutual fund industry identified as “market timing” mutual fund shares. MFS has been providing full cooperation with respect to these investigations. MFS has been informed by the staff of the SEC that it intends to recommend to

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

the SEC that an enforcement action be brought against MFS alleging false and misleading disclosure in certain MFS fund prospectuses and breach of fiduciary duty concerning market timing. The NYAG has also indicated that it is considering whether to commence an enforcement proceeding relating to these practices against MFS. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that MFS provide information to them.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding MFS, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance of MFS’ mutual fund business. As a result of these developments, investors in the MFS funds might react by redeeming their investments.

FUND SERVICES

Investing in the Funds

Choosing a Share

Each fund offers Class A, Class B, Class C and Class Z shares to the public. These funds are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers.” Each class has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which Class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

Class A Shares	Class B Shares	Class C Shares	Class Z Shares*

• You pay a sales charge when you buy fund shares. There are several ways to reduce this charge. See the section entitled “Ways to Reduce or Eliminate Sales Charges.”	• You do not pay a sales charge when you buy fund shares. All of your money goes to work for you right away.	• You pay a smaller sales charge than Class A shares.	• You do not pay a sales charge when you buy fund shares. All of your money goes to work for you right away.

• You pay lower annual expenses than Class B and Class C shares.	• You pay higher annual expenses than Class A shares.	• You pay higher annual expenses than Class A shares.	• You pay lower annual expenses than Class A, Class B or Class C shares.

• You do not pay a sales charge on orders of $1 million or more, but you may pay a contingent deferred sales charge (“CDSC”) if you redeem within 1 year of purchase.	• You may pay a CDSC when you sell your shares, as described in the section “How Sales Charges are Calculated.”	• You will pay a smaller CDSC than Class B shares if you sell your shares within 18 months of purchase. After 18 months, you will not pay a CDSC.

• All orders for $1 million or more must be for Class A shares (unless they are eligible for Class Z shares).	• Your Class B shares will automatically convert into Class A shares after a certain period, thus reducing your annual expenses. See the section entitled “How Sales Charges are Calculated.”	• Your Class C shares will not automatically convert into Class A shares.

*	Available to limited groups of investors, i.e. certain qualified retirement plans, fee-based programs sponsored by an affiliate of Equitable, employees of AXA Financial, Inc., present or former trustees of AXA Premier Funds Trust, etc.

FUND SERVICES

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase and the fund you buy shares of. The Money Market Fund does not have a sales charge.

Class A Sales Charges for:

AXA Premier Large Cap Growth Fund, AXA Premier Large Cap Core Equity Fund, AXA Premier Large Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund, AXA Premier Small/Mid Cap Value Fund, AXA Premier International Equity Fund, AXA Premier Technology Fund and AXA Premier Health Care Fund

Your Investment	As a % of offering price	As a % of your investment

Less than $ 50,000	5.50%	5.82%

$50,000 – $ 99,999	4.75%	4.99%

$100,000 – $ 249,999	3.75%	3.90%

$250,000 – $ 499,999	2.75%	2.83%

$500,000 – $ 999,999	2.00%	2.04%

$1,000,000 or more*	0.00%	0.00%
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase. See the section entitled “Ways to Reduce or Eliminate Sales Charges.”

Class A Sales Charges for AXA Premier Core Bond Fund

Your Investment	As a % of offering price	As a % of your investment

Less than $ 100,000	4.50%	4.71%

$100,000 – $ 249,999	3.50%	3.63%

$250,000 – $ 499,999	2.50%	2.56%

$500,000 – $ 999,999	1.75%	1.78%

$1,000,000 or more*	0.00%	0.00%
*	A contingent deferred sales charge of 1.00% generally will apply to redemptions of your shares made within one year of the date of purchase. See the section entitled “Ways to Reduce or Eliminate Sales Charges.”

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there is a CDSC on shares that is payable upon redemption. The amount of the CDSC declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Premier Fund. For purposes of calculating the CDSC, purchases of multiple AXA Premier Funds will be aggregated. The CDSC is depicted in the following charts.

Purchases* of less than $250,000

Class B Contingent Deferred Sales Charge

Holding period after purchase	% deducted when shares are sold

Through first year	5.00%

Through second year	4.00%

Through third year	4.00%

Through fourth year	3.00%

Through fifth year	2.00%

Through sixth year	2.00%

Through seventh year	1.00%

After seven years	0.00%

After eight years, these Class B shares convert to Class A shares.

Purchases* of $250,000 to less than $500,000

Class B Contingent Deferred Sales Charge

Holding period after purchase	% deducted when shares are sold

Through first year	3.50%

Through second year	2.50%

Through third year	2.00%

Through fourth year	1.00%

After four years	0.00%

After five years, these Class B shares convert to Class A shares.

Purchases* of $500,000 to less than $1,000,000

Class B Contingent Deferred Sales Charge

Holding period after purchase	% deducted when shares are sold

Through first year	3.00%

Through second year	2.00%

Through third year	1.00%

After three years	0.00%

After four years, these Class B Shares convert to Class A shares.

*	Purchases of Class B shares of any AXA Premier Fund refers to the aggregate of the amount you own at the time of any purchase plus the amount being purchased.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling*;
•	is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption, not from the amount remaining in your account;
•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and
•	applied to your shares at the time of sale is based on the schedule applicable to those shares when you bought them.

*	A “sale” includes when an account is closed because its balance falls below $500 (For more information, see “It’s Easy to Open an Account”).

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price; or
•	shares you acquired by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class C Shares

Class C shares are sold at net asset value plus a 1.00% sales charge. Additionally, Class C shares are subject to a CDSC of 1.00% on redemptions made within eighteen months of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another AXA Premier Fund.

Class C Contingent Deferred Sales Charges

Holding period after purchase	% deducted when shares are sold

18 months	1.00%

Thereafter	0.00%

Class Z Shares

Investors who purchase Class Z shares do not pay sales charges. The ongoing expenses for Class Z shares are the lowest of all the classes, because there are no ongoing 12b-1 distribution or service fees.

Class Z shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Z shares. You may be eligible to purchase Class Z shares if you:

•	Buy $100 million or more of AXA Premier Fund shares at any one time;

•	Are a qualified retirement plan;

•	Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company advised by Equitable or an affiliate of Equitable;

•	Are a fee-based program sponsored by affiliates of Equitable;

•	Are an employee of AXA Financial, Inc. or an immediate family member of such employee;

•	Are a present or former trustee of AXA Premier Funds Trust or their spouse or minor child or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative; or

•	Are an employee investment plan of Equitable.

The minimum investment amount for purchasing Class Z shares is $1 million. The minimum investment amount for purchasing Class Z shares is waived for employees of AXA Financial, Inc. and their immediate family members, and present or former trustees of AXA Premier Funds Trust, their spouse and minor children or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative.

Compensation to Securities Dealers

The funds are distributed by AXA Advisors, LLC and AXA Distributors, LLC, the Co-distributors. As noted above, there are two sources of compensation for distribution of fund shares: sales charges (front-end or deferred) and 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled “How Sales Charges are Calculated.” The Co-distributors pay a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Co-distributors may also pay sales commissions to selling dealers when they sell Class B and Class C shares. The Co-distributors may also pay selling dealers on an ongoing basis for services and distribution. The Co-distributors may, at their expense, pay additional amounts from time to time to selling dealers. Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Co-distributors for providing service to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. Because these distribution fees are paid out of the fund’s assets on an ongoing basis, over time these fees for Class B shares and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Exchanges into and out of Shares of the Money Market Fund

Shares of the Money Market Fund are only available through exchanges, except if you purchase shares through the automatic investment plan described below. You exchange shares when you sell all or a portion of shares in one fund and use the proceeds to purchase shares of the same class of another fund without paying a sales charge. However, as described below, unless you’ve already paid a sales charge on those shares, you may have to pay a sales charge if:

•	you exchange Class A shares of the Money Market Fund for Class A shares of another AXA Premier Fund, or

•	you exchange Class C shares of the Money Market Fund for Class C shares of another AXA Premier Fund.

When you exchange Class B shares of another AXA Premier Fund into Class B shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares will continue to run while you hold your Class B shares of the Money Market Fund. When you exchange Class C shares of another AXA Premier Fund into Class C shares of the Money Market Fund, the holding period for purposes of determining the CDSC will continue to run while you hold your Class C shares of the Money Market Fund. If you choose to redeem those Money Market Fund shares, or if your account is closed because its balance falls below $500, the applicable CDSC will apply. If you choose to exchange your Class B or Class C shares of the Money Market Fund into shares of the corresponding class of another AXA Premier Fund, the accrued holding period will continue to apply to your exchanged shares.

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges

Class A, B or C Shares

Reducing Sales Charges

There are a number of ways you can lower your sales charge, including:

•	Letter of Intent — allows you to purchase Class A shares or Class B shares of an AXA Premier Fund over a 13-month period but pay sales charges as if you had purchased all Class A shares or Class B shares at once. This program can save you money if you plan to invest $50,000 or more in Class A shares or $250,000 or more in Class B shares. Purchases across share classes may not be used in meeting your letter of intent. If following the expiration of the 13-month period, the total amount of shares purchased does not equal the amount stated in the letter of intent, the applicable sales charges will be imposed on the actual amount of shares purchased.

•	Combining Accounts — allows you to combine shares of multiple AXA Premier Funds for purposes of calculating your sales charge. You may combine your purchases with purchases of qualified accounts of your spouse and minor children.

•	Rights of Accumulation — allows you to aggregate purchases of Class A or Class B shares of the AXA Premier Funds at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser’s combined holdings of Class A or Class B shares of AXA Premier Funds. However, you may not combine purchases of Class A shares with purchases of Class B shares for purposes of aggregating your share purchases.

Eliminating Sales Charges and the CDSC

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with AXA Distributors, LLC;

•	Participants in certain Retirement Plans with at least 100 eligible employees or total Plan assets of over $1 million (one-year CDSC may apply);

•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

•	Fee based investment programs sponsored by broker-dealers.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the funds without paying a sales charge to repurchase Class A shares of any AXA Premier Fund (except the Money Market Fund, which is not available for direct purchase). To qualify, you must reinvest some or all of the proceeds within 90 days after your redemption and notify AXA Premier Funds or your financial professional at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to determine how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Co-distributors will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any share class may generally be eliminated in the following cases:

•	Distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

•	Payments through a systematic withdrawal plan (however, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 12% of the value of your fund account based upon the value of your fund account on the day you establish your plan); or

•	Distributions due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or AXA Premier Funds. Check the SAI for details.

FUND SERVICES

It’s Easy to Open an Account

To open an account with AXA Premier Funds

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*

Individual Retail Accounts	$2500	$100

Accounts registered under the Uniform Gifts to Minors Act or the Uniform Transfer to Minors Act	$500	$100

Individual Retirement Accounts (IRAs)	$500	$100

Automatic Investment Plan	$50	$50	**
*	Does not apply to Class Z purchases.
**	Equitable offers an automatic investment plan with a minimum initial investment of $50 through which a fund will, following the initial investment, deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor’s demand deposit account to invest directly in the funds’ Class A, Class B, Class C or Class Z shares. The minimum subsequent investment for AXA Financial, Inc. employees through a payroll deduction plan is $25.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)  complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial professional or AXA Premier Funds at 866-231-8585. For more information on AXA Premier Funds’ investment programs, refer to the section entitled “Additional Investor Services” in this Prospectus.

4.	Use the following sections as your guide for purchasing shares.

Each fund reserves the right to close any fund account whose balance falls below $500 as a result of redemptions. If an account is closed, its shares will be sold at the NAV, minus any applicable CDSC, on the day the account is closed. A fund will deduct a $50 annual fee from accounts with a balance of less than $500 in the fourth quarter of each year, if the account balance drops below $500 as a result of redemptions. This does not apply to accounts in the automatic investment plan that are making purchases on schedule, but would apply if payments are not being made on schedule. Notice giving the shareholder an opportunity to increase the account balance will be sent to shareholders with an account balance of less than $500 prior to the deduction of the fee.

FUND SERVICES

Buying Shares

Opening an Account	Adding to an Account

Through Your Broker or other Financial Professional

• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.

By Mail

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Premier Funds.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Premier Funds.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Mail the check with your completed application to:

By Regular Mail

AXA Premier Funds

C/O PFPC

P.O. Box 9780

Providence, RI 02940-8080

By Overnight Mail

AXA Premier Funds

C/O PFPC

760 Moore Road

King of Prussia, PA 19406-1212

•   Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire

• Call AXA Premier Funds at (866) 231-8585 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•   Visit www.axapremierfunds.com to add shares to your account by wire.

•   Instruct your bank to transfer funds to PNC, ABA # 031000053, Account # 8614972839, FBO: AXA Premier Funds, Shareholder Fund & Account Numbers

•   Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through ACH

•   Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment ($50 minimum).

•   Send a check marked “Void” or a deposit slip from your bank account along with your application.

• Please call AXA Premier Funds at (866) 231-8585 for a Service Options Form. A Medallion Signature Guarantee may be required to add this privilege.

FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Broker or other Financial Professional

• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.

By Mail

•   Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares In Writing”).

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to AXA Premier Funds:

By Regular Mail AXA Premier Funds C/O PFPC P.O. Box 9780 Providence, RI 02940-8080	By Overnight Mail AXA Premier Funds C/O PFPC 760 Moore Road King of Prussia, PA 19406-1212

•   Your proceeds (less any applicable CDSC) will be delivered by the method you indicate when you open your account. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•   Fill out the “Telephone Withdrawal and Exchange” and “Bank Information” sections on your account application.

•   Call AXA Premier Funds at (866) 231-8585, visit www.axapremierfunds.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•   Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $25.00) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•   Please refer to the section entitled “Additional Investor Services” or call AXA Premier Funds at (866) 231-8585 or your financial professional for information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Telephone

•   You may receive your proceeds by mail or wire for transactions involving more than $100 or the entire account balance.

•   Call AXA Premier Funds at (866) 231-8585 to choose the method you wish to use to redeem your shares.

FUND SERVICES

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a Medallion Signature Guarantee or additional documentation may be required.

A Medallion Signature Guarantee is necessary if:

•	Your address of record has changed within the past 30 days;

•	You are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

•	A proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

A Medallion Signature Guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union; or

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Premier Funds regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests

Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion Signature Guarantee, if applicable (see above).

Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.

Owners or trustees of trust accounts

•   The signature on the letter must include all trustees authorized to sign, including title.

•   If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•   Medallion Signature Guarantee, if applicable (see above).

Power of Attorney (POA)

•   The signatures on the letter must include the attorney-in-fact, indicating such title.

•   Medallion Signature Guarantee, if applicable (see above).

•   Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans (except AXA Premier Funds prototype documents)	• The signature on the letter must include all signatures of those authorized to sign, including title. • Medallion Signature Guarantee, if applicable (see above).

Individual Retirement Accounts (IRAs)	• Additional documentation and distribution forms are required.
*	Certification may be made on court documents by the court, usually certified by the clerk of the court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

FUND SERVICES

Exchanging Shares

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Premier Fund without paying a sales charge or a CDSC. The exchange must be for a minimum of $500 (or the total net asset value of your account, whichever is less) or $50 if made under the Automatic Exchange Plan. All exchanges are subject to the eligibility requirements of the AXA Premier Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another AXA Premier Fund is treated as a sale on which gain or loss may be recognized. Please refer to the SAI for more detailed information on exchanging fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

In general, the funds are designed for long-term investing. If, within 7 days of purchasing shares of a fund (except the Money Market Fund), a shareholder sells those shares, exchanges those shares for shares of another fund (including the Money Market Fund), or exchanges those shares for shares of another investment company, that shareholder will be charged a 2% redemption fee on the current net asset value of the shares sold or exchanged. The 2% redemption fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares redeemed through designated automatic withdrawal plans or purchased through automatic investment and automatic exchange plans. The 2% redemption fee applies to shares in retirement plans held in broker omnibus accounts and to shares held in single-participant retirement plans, such as self-employed 401(k), simple IRA and SEPS, but may not apply to shares held in certain multi-participant retirement plans, such as employer-sponsored 401(k), 403(b) and certain pension accounts.

Each fund and the Co-distributors reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if, in the fund’s or the Co-distributors’ sole discretion, the transaction would disrupt the management of the fund or would be otherwise harmful to the fund and its other shareholders. Shareholders seeking to engage in excessive short-term trading may employ a variety of strategies to avoid detection, and, despite the funds’ and the Co-distributors’ best efforts to identify trades that could be potentially disruptive to the management of the funds, there is no guarantee that the funds or the Co-distributors will be able to identify such trades and take appropriate action.

Selling Restrictions

The table below describes restrictions placed on selling shares of any fund described in this Prospectus.

Restriction	Situation

The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.

Each fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners. • With suspicion/evidence of a fraudulent act.

A fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of Equitable.

A fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. The Co-distributors recommend that certificates be sent by registered mail.

FUND SERVICES

How Fund Shares are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by PFPC, Inc., the fund’s Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the funds or their Co-distributors.

•	Requests received by the Co-distributors or selected dealers and agents after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•	A fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Co-distributors or send your order by mail as described in “Buying Shares” and “Selling Shares.”

Generally, fund securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange will materially affect its value. In that case, fair value as determined by or under the direction of the fund’s board of trustees at the close of regular trading on the Exchange.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the AXA Premier Funds’ board of trustees.

Events or circumstances affecting the values of fund securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the fund’s board of trustees believes accurately reflects fair value. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing.

FUND SERVICES

Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Fund normally pays dividends monthly, and its gains, if any, annually. The Money Market Fund normally declares dividends daily and pays them monthly.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Premier Fund;

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the fund or in the same class of another AXA Premier Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact AXA Premier Funds in writing, contact your broker or call (866) 231-8585.

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. Distributions of gains from investments that a fund owned for more than one year that are designated by a fund as capital gain dividends will generally be taxable to you as long-term capital gain, regardless of how long you have held fund shares.

An exchange of shares for shares of another AXA Premier Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a fund shortly before it declares a capital gain distribution or dividend, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in taxable income from a non-retirement plan fund, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive. Shareholders of funds investing in foreign securities should consult their tax adviser about investment consequences under foreign laws.

FUND SERVICES

Additional Information

Additional Investor Services

Retirement Plans

AXA Advisors, LLC offers a range of retirement plans, including IRAs, SEPS, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at (866) 231-8585.

Automatic Investment Plan

You may authorize automatic monthly transfers of $50 or more from your demand deposit or savings account to purchase shares of one or more AXA Premier Funds. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another AXA Premier Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other AXA Premier Fund, please carefully read the relevant information about it in this Prospectus.

Automatic Exchange Plan

AXA Premier Funds have an automatic exchange plan under which shares of a class of a fund are automatically exchanged each month for shares of the same class of other AXA Premier Funds. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

Automatic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your fund on a regular schedule. Redemption of shares that are part of the Automatic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 12% of the value of your fund account based upon the value of your fund account on the day you establish your plan.

Transfer On Death (“TOD”) Registration

You may indicate on the account application to whom the account will be transferred on your death.

TOD registration is available only for accounts registered in an individual name or as joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA or institutional accounts. TOD registration requires the name(s) of the beneficiary to be listed on the account registration followed by “TOD, Subject to TOD Rules.” AXA Premier Funds reserve the right to use the term “beneficiary” in an account registration rather than list the named beneficiary. However, the shareholder MUST provide the name, address, social security number and birth date of the beneficiary. Per stirpes designation will not be accepted.

To add TOD registration to an existing account, call (866) 231-8585 to request the appropriate forms and instructions or visit our website at www.axapremierfunds.com.

AXA Premier Funds-Related Web Site

Visit www.axapremierfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information.

FUND SERVICES

Transactions Through Processing Organizations

You may purchase or sell fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Equitable or its affiliates and certain Processing Organizations may receive compensation from the funds for shareholder recordkeeping and similar services.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a fund’s shareholders of profits earned from selling securities in that fund’s portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

DESCRIPTION OF BENCHMARKS

Each Fund’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 2500 Value Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A, Class B, Class C and Class Z shares. The financial information in the table below is for the fiscal period ended October 31, 2003. The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. Pricewaterhouse Coopers LLP’s report on the Trust’s financial statements as of October 31, 2003 appears in the Trust’s Annual Report. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and disbursements). The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

[FINANCIAL HIGHLIGHTS TABLES FOR THE FISCAL PERIOD ENDED OCTOBER 31, 2003 TO BE INSERTED HERE]

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If you would like more information about the funds, the following documents are available free upon request.

Annual and Semi-Annual Reports — Includes more information about the funds’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the funds, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

To order a free copy of a fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the funds at:

AXA Premier Funds

C/O PFPC

P.O. Box 9780

Providence, RI 02940-8080

Telephone: 866-231-8585

Internet: www.axapremierfunds.com

Your financial professional or AXA Premier Funds will also be happy to answer your questions or to provide any additional information that you may require.

Information about the funds (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

AXA Premier Funds

AXA Premier Large Cap Growth Fund	AXA Premier International Equity Fund
AXA Premier Large Cap Core Equity Fund	AXA Premier Technology Fund
AXA Premier Large Cap Value Fund	AXA Premier Health Care Fund
AXA Premier Small/Mid Cap Growth Fund	AXA Premier Core Bond Fund
AXA Premier Small/Mid Cap Value Fund	AXA Premier Money Market Fund

(Investment Company Act File No. 811-10507)

©2004 AXA Premier Funds

AXA PREMIER FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

March     , 2004

AXA Premier Large Cap Growth Fund

AXA Premier Large Cap Core Equity Fund

AXA Premier Large Cap Value Fund

AXA Premier Small/Mid Cap Growth Fund

AXA Premier Small/Mid Cap Value Fund

AXA Premier International Equity Fund

AXA Premier Technology Fund

AXA Premier Health Care Fund

AXA Premier Core Bond Fund

AXA Premier Money Market Fund

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for the Trust dated March     , 2004, which may be obtained without charge by calling Equitable toll free at 1-866-231-8585 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST	2

THE FUNDS	2

ADDITIONAL INVESTMENT STRATEGIES AND RISKS	6

MANAGEMENT OF THE TRUST	27

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES	31

INVESTMENT MANAGEMENT AND OTHER SERVICES	35

BROKERAGE ALLOCATION AND OTHER STRATEGIES	45

PROXY VOTING POLICIES AND PROCEDURES	48

PURCHASE AND PRICING OF SHARES	49

REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES	51

CONVERSION OF CLASS B SHARES	54

TAXATION	54

FUND PERFORMANCE	58

OTHER INFORMATION	62

FINANCIAL STATEMENTS	63

DESCRIPTION OF THE TRUST

AXA Premier Funds Trust (the ‘‘Trust’’) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (‘‘1940 Act’’). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See ‘‘Other Information’’)

The Trust currently offers shares on behalf of each of the following funds: AXA Premier Large Cap Growth Fund (‘‘Large Cap Growth Fund’’), AXA Premier Large Cap Core Equity Fund (‘‘Large Cap Core Equity Fund’’), AXA Premier Large Cap Value Fund (‘‘Large Cap Value Fund’’), AXA Premier Small/Mid Cap Growth Fund (‘‘Small/Mid Cap Growth Fund’’), AXA Premier Small/Mid Cap Value Fund (‘‘Small/Mid Cap Value Fund’’), AXA Premier International Equity Fund (‘‘International Equity Fund’’), AXA Premier Technology Fund (‘‘Technology Fund’’), AXA Premier Health Care Fund (‘‘Health Care Fund’’), AXA Premier Core Bond Fund (‘‘Core Bond Fund’’) and AXA Premier Money Market Fund (‘‘Money Market Fund’’) (collectively, the ‘‘Funds’’).

THE FUNDS

Large Cap Growth Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Core Equity Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Value Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Small/Mid Cap Growth Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate

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an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Small/Mid Cap Value Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The fund may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

International Equity Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The fund may also invest up to 35% of its assets in securities of U.S. companies.

Technology Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the fund will normally invest a majority of its assets in securities of U.S. issuers but the fund may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Health Care Fund.    The fund’s objective is long-term growth of capital. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The fund may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the fund will normally invest a majority of its assets in securities of U.S. issuers but the fund may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Core Bond Fund.    The fund’s objective is to seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk. Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The fund may invest up to 10% of its assets in high yield securities (“junk bonds”) rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or, if unrated, determined by the sub-adviser to be of similar quality. The fund may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments,

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when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

Money Market Fund.    The fund’s objective is to seek a high level of current income that is consistent with maintaining liquidity and preserving capital. The fund intends to invest only in short-term, high quality dollar-denominated securities maturing in 13 months or less. The fund’s weighted average portfolio maturity will not exceed 90 days. The fund may invest in securities issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The fund may also invest in repurchase agreements based on these securities. All securities purchased by the fund must meet the requirements of Rule 2a-7 under the 1940 Act, which is designed to mitigate the risk of loss.

Fundamental Restrictions

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each of the funds.

Each fund, except the Technology Fund and the Health Care Fund, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each fund will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

The following interpretation applies to, but is not part of, this fundamental restriction: with respect to the Money Market Fund, certificates of deposit or securities issued and guaranteed by domestic banks will not be considered to have been issued by issuers having their principal business activities in the same industry.

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes

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such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each fund, but are not fundamental. They may be changed for any fund by the Board of Trustees of the Trust and without a vote of that fund’s shareholders.

Each fund, except the Money Market Fund, will not invest more than 15% of its net assets in illiquid securities. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.

Each fund will not:

(1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2) engage in short sales of securities or maintain a short position, except that each fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger. This investment restriction will not prevent the Money Market Fund from investing all or a part of its assets in an open-end investment company with the same investment objective as the fund.

(4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Large Cap Growth Fund, Large Cap Core Equity Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Technology Fund, Health Care Fund and Core Bond Fund each have a policy regarding how 80% of its assets will be invested, and none of these funds may change their respective policy without giving sixty (60) days’ written notice to its shareholders.

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ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the funds’ principal investment strategies discussed in the Prospectus, each fund may engage in other types of investment strategies as further described in the descriptions below. Each fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the fund’s own investment restrictions. Funds that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Asset-Backed Securities.    (Core Bond Fund and Money Market Fund) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All funds) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this Statement of Additional Information (“SAI”). The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

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In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (International Equity Fund and Core Bond Fund) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that fund.

Convertible Securities.    (Large Cap Core Equity Fund, Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    (Money Market Fund) A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Non-Investment Grade Bonds.    (Technology Fund, Health Care Fund and Core Bond Fund) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and

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can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund’s sub-adviser to be of comparable quality. A fund’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    (All funds except Core Bond Fund and Money Market Fund) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a

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depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund’s investment policies, the fund’s investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Dollar Rolls.    (Core Bond Fund and Health Care Fund) In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a fund sells securities becomes insolvent, the fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All funds except Money Market Fund) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All funds) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses

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may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a fund will only invest in catastrophe bonds that meet the credit quality requirements for the fund.

Floaters and Inverse Floaters.    (Core Bond Fund and Money Market Fund) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.     (All funds) A fund may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income. In addition, although a portion of a fund’s investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All funds) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund’s use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a fund’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy

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currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund’s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All funds) The funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each fund, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered “covered” if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” only if the fund segregates either on its records or with the fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be

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purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All funds) The funds may engage in over-the-counter options on foreign currency transactions. The funds may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All funds) The funds may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic

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securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All funds) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

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Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All funds) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may

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have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a fund’s investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a fund’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Pacific Basin Region.    (All funds) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund’s assets denominated in those currencies.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund, Money Market Fund and Health Care Fund) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be

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issued later. When a fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund’s other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

Health Care Sector Risk.    (Health Care Fund) The value of the Health Care Fund’s shares is particularly vulnerable to factors affecting the health care sector. The Health Care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the fund. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (International Equity Fund) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be

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zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund.

Illiquid Securities or Non-Publicly Traded Securities.    (All funds) The inability of a fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are eligible for resale pursuant to Rule 144A will be monitored by each fund’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 10% (for the Money Market Fund) or 15% (for all other funds) of its assets invested in illiquid or not readily marketable securities.

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Rule 144A Securities will be considered illiquid and therefore subject to a fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Investment Company Securities.    (Large Cap Growth Fund, Small/Mid Cap Growth Fund, Money Market Fund and Health Care Fund) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Exchange Traded Funds (“ETFs”).    These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    The funds may purchase the securities of certain foreign investment corporations called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Loan Participations and Assignments.    Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans

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(“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the fund’s having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Fund) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

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The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for

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stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Fund) The funds may enter into mortgage dollar rolls in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Fund) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    (Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Each fund may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts and swap transactions. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

To the extent that a fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodities Futures Trading Commission (“CFTC”), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the fund, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the exercise (“strike”) price of the call; a put option on a futures contract is “in-the-money” if the value of the underlying futures contract is

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exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Options on Securities.    (Large Cap Value Fund, Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    (Large Cap Value Fund, Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Large Cap Value Fund, Small/Mid Cap Growth Fund, International Equity Fund, Core Bond Fund and Health Care Fund) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the funds are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the funds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

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Real Estate Investment Trusts.    (Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and Health Care Fund) Risks associated with investments in securities of companies in the real estate industry, including real estate investment trusts (“REITS”), include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    (All funds) A repurchase agreement is a transaction in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Fund and Health Care Fund) Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Funds’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All funds) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the funds an amount equal to any dividends or

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interest received on loaned securities. The funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under a fund’s investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box.    (Large Cap Value Fund, Small/Mid Cap Growth Fund, Core Bond Fund and Health Care Fund) The funds may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. The fund will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Small Company Securities.    (Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Technology Fund and Health Care Fund) Each fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

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Swaps.    (International Equity Fund, Core Bond Fund and Health Care Fund) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund’s borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk.    (Large Cap Growth Fund, Small/Mid Cap Growth Fund and Technology Fund) The value of the Technology Fund’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the funds, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

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U.S. Government Securities.    (All funds) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxes — Other Information” below.

Warrants.    (Large Cap Growth Fund, Small/Mid Cap Growth Fund, International Equity Fund and Health Care Fund) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (Small/Mid Cap Growth Fund and Core Bond Fund) Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income.

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MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the funds, including general supervision and review of the funds’ investment activities and their conformity with Delaware law and the stated policies of the funds. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Peter D. Noris* 1290 Avenue of the Americas, New York, New York (49)	Trustee and Chairman	From November 2001 to present	From May 1995 to present, Executive Vice President and Chief Investment Officer of AXA Financial, Inc.; from September 1999 to present, Executive Vice President and Chief Executive Officer of Equitable; from November 1995 to present, Executive Vice President of AXA Advisors, LLC.	79	Director of Alliance Capital Management L.P.; Director of AXA Alternative Advisors, Inc

Independent Trustees

Gerald C. Crotty c/o AXA Premier Funds Trust 1290 Avenue of the Americas New York, New York (53)	Trustee	From November 2001 to present	Co-founder and director of Weichert Enterprise, a private and public equity market investment firm; co-founder of Excelsior Ventures Management, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	26	None

Barry Hamerling c/o AXA Premier Funds Trust 1290 Avenue of the Americas New York, New York (58)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	26	None

*	Affiliated with the Funds’ investment manager and the co-distributors.

27

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee

Cynthia R. Plouche’ c/o AXA Premier Funds Trust 1290 Avenue of the Americas New York, New York (48)	Trustee	From November 2001 to present	Since 1991 Founder, Chief Investment Officer and Managing Director of Abacus Financial Group, a manager of fixed income portfolios for institutional clients.	26	None

Rayman L. Solomon c/o AXA Premier Funds Trust 1290 Avenue of the Americas New York, New York (57)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	26	None

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held two meetings during the fiscal year ended October 31, 2003.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee held three meetings during the fiscal year ended October 31, 2003.

The Trust has a Valuation Committee consisting of Peter D. Noris, Steven M. Joenk, Kenneth T. Kozlowski, Kenneth Beitler and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any fund as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held      meetings during the fiscal year ended October 31, 2003.

Compensation of Independent Trustees and Officers

Each Independent Trustee will receive from the Trust an annual fee of $10,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $500 for each regularly-scheduled and special Board meeting attended (ii) $250 for each fund or Nominating and Compensation Committee meeting attended and (iii) $750 for each Audit Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

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Trustee Compensation Table

for the Year Ended October 31, 2003*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Total Compensation from Trust Paid to Trustees

Peter D. Noris**	$0	$0	$0

Gerald C. Crotty	$28,000	$0	$28,000

Barry Hamerling	$28,000	$0	$28,000

Cynthia R. Plouché	$28,000	$0	$28,000

Rayman L. Solomon	$28,000	$0	$28,000

*	Mr. Hamerling and Mr. Solomon have elected to participate in the Trust’s deferred compensation plan. As of October 31, 2003, Mr. Hamerling and Mr. Solomon had accrued $99,527 and $14,813, respectively (including interest) as deferred compensation from the Trust and AXA Premier VIP Trust for which they also serve as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act).

A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

As of December 31, 2003, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the Funds of the Trust as set forth in the following table:

29

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies:

Peter D. Noris	$0		[Over $100,000]

Gerald C. Crotty	Large Cap Core Equity Fund	[$10,001-$50,000]	[$10,001-$50,000]

Barry Hamerling	Small/Mid Cap Value Fund	[$10,001-$50,000]	[$10,001-$50,000]

Cynthia R. Plouché	Large Cap Core Equity Fund	[$10,001-$50,000	[$51,001-$100,000]
	Small/Mid Cap Growth Fund	$10,001-$50,000
	International Equity Fund	$10,001-$50,000
	Health Care Fund	$10,001-$50,000
	Core Bond Fund	$10,001-$50,000]

Rayman L. Solomon	Large Cap Growth Fund	[$1-$10,000	[$1-$10,000]
	Large Cap Core Equity Fund	$1-$10,000
	Large Cap Value Fund	$1-$10,000
	Small/Mid Cap Growth Fund	$1-$10,000
	Small/Mid Cap Value Fund	$1-$10,000
	International Equity Fund	$1-$10,000
	Technology Fund	$1-$10,000
	Health Care Fund	$1-$10,000
	Core Bond Fund	$1-$10,000]

*	As of December 31, 2003

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Steven M. Joenk 1290 Avenue of the Americas, New York, New York (46)	President and Chief Executive Officer	Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from 1996 to 1999, Managing Director of MeesPierson.

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (49)	Vice President and Secretary	From November 2001 to present	From July 1999 to present, Vice President and Counsel of AXA Financial and Equitable; from September 1994 to July 1999, Assistant General Counsel of The Dreyfus Corporation.

Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (43)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from October 1999 to February 2001, Assistant Vice President of AXA Financial; from October 1996 to October 1999, Director-Fund Administration, Prudential Investments.

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Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (46)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; From February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002; Senior Investment Analyst of AXA Financial. Prior thereto, an Investment Systems Development Analyst with TIAA-CREF.

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (43)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas, New York, New York (37)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From February 2003 to present, Vice President of AXA Financial and Equitable; from January 2001 to February 2003; Assistant Vice President of AXA Financial and Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and Equitable, from January 1993 to December 1999. Manager of Prudential Investment Fund Management.

Andrew S. Novak, Esq. 1290 Avenue of the Americas New York, New York (36)	Assistant Secretary	From September 2002 to present	From May 2002 to present, Counsel of AXA Financial and Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.

Joseph J. Paolo 1290 Avenue of the Americas, New York, New York (34)	Compliance Officer	From September 2002 to present	From May 2002 to present, Compliance Director and Assistant Vice President of AXA Financial and Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and Equitable, from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP; from February 1997 to June 1998, Second Vice President and Compliance Officer of The Chase Manhattan Bank; from August 1992 to February 1997, Staff Accountant of the U.S. Securities and Exchange Commission.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

At October 31, 2003, Equitable held investments in each of the funds as follows:

Funds:	Percentage of Ownership:
Large Cap Growth Fund	47.0%
Large Cap Core Equity Fund	46.6%
Large Cap Value Fund	49.8%
Small/Mid Cap Growth Fund	42.8%
Small/Mid Cap Value Fund	39.4%
International Equity Fund	56.3%
Technology Fund	72.3%
Health Care Fund	72.8%
Core Bond Fund	60.6%
Money Market Fund	92.0%

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Shareholder	Fund	Shares Owned	% of Ownership

Bonan, Aline Rego Park, NY	Money Market Fund-Class A	33,092.400	16.00%

Burns, Rita M. Pittsburgh, PA	Money Market Fund-Class C	27,499.870	30.47%

Callahan, James Malverne, NY	Money Market Fund-Class A	99,683.150	48.19%

CNA Trust Corp. TTE FBO Cope-Wardell-Ammon Assoc. Costa Mesa, CA	Large Cap Growth Fund-Class A	14,918.768	5.84%

CNA Trust Corp. TTE FBO Fergus Falls Monument Co. 401(k) Costa Mesa, CA	Small/Mid Cap Value Fund-Class A	26,786.600	6.94%

Donaldson Lufkin Jenrette Securities Corporation Inc. Jersey City, NJ	Large Cap Core Equity Fund-Class A Large Cap Core Equity Fund-Class C	22,014.921 11,566.719 6,105.006	10.14% 5.33% 13.81%
		3,699.993	8.37%
		2,511.030	5.68%
		2,328.289	5.27%
	Large Cap Core Equity Fund-Class Z	55,632.823	7.32%
	Large Cap Growth Fund-Class A	23,586.170	9.23%
	Large Cap Growth Fund-Class C	2,675.216	7.06%
		2,617.292	6.91%
		2,452.194	6.47%
		2,269.289	5.99%
		2,101.956	5.55%
		1,960.784	5.17%
	Large Cap Value Fund-Class A	20,290.555	9.66%
		15,475.848	7.37%
	Large Cap Value Fund-Class C	6,259.023	15.34%
		2,702.224	6.62%
		2,490.457	6.10%
		2,341.929	5.74%
		2,112.186	5.18%
	Small/Mid Cap Growth Fund-Class A	22,151.899	7.65%
	Small/Mid Cap Growth Fund-Class C	2,862.726	6.35%
		2,673.267	5.93%

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Shareholder	Fund	Shares Owned	% of Ownership
Donaldson Lufkin Jenrette Securities Corporation Inc. Jersey City, NJ (continued)		2,604.699	5.77%
		2,450.408	5.43%
	Small/Mid Cap Value Fund-Class A	21,029.452	5.45%
	Small/Mid Cap Value Fund-Class C	4,240.195	8.40%
		2,675.101	5.30%
		2,543.289	5.04%
	International Equity Fund-Class A	12,689.307	7.87%
	International Equity Fund-Class C	3,978.620	12.67%
		3,828.601	12.19%
		2,060.218	6.56%
		1,696.075	5.40%
	Technology Fund-Class A	4,323.725	6.18%
	Technology Fund-Class C	521.282	7.56%
	Health Care Fund-Class C	1,536.976	8.69%
		1,200.864	6.79%
		1,072.492	6.06%
	Core Bond Fund-Class C	10,599.911	7.05%
		9,836.976	6.54%
		9,026.510	6.00%
	Money Market Fund-Class B	63,795.750	9.67%
		61,273.170	9.28%
		56,293.230	8.53%
		49,144.180	7.45%
		33,389.900	5.06%

The Equitable Life Assurance Society of the United States Attn: Anthony Bruccoleri New York, NY	Large Cap Core Equity Fund-Class C Large Cap Core Equity Fund-Class Z Large Cap Growth Fund Class C	5,250.000 585,250.000 5,250.000	11.87% 77.04% 13.85%
	Large Cap Growth Fund-Class Z	585,250.000	83.99%
	Large Cap Value Fund-Class C	5,250.000	12.87%
	Large Cap Value Fund-Class Z	585,250.000	88.51%
	Small/Mid Cap Growth Fund-Class C	5,250.000	11.64%
	Small/Mid Cap Growth Fund-Class Z	585,250.000	85.27%
	Small/Mid Cap Value Fund-Class C	5,250.000	10.41%
	Small/Mid Cap Value Fund-Class Z	585,250.000	81.69%
	International Equity Fund-Class C	5,250.000	16.72%
	International Equity Fund-Class Z	585,250.000	93.05%
	Technology Fund-Class A	5,250.000	9.93%

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Shareholder	Fund	Shares Owned	% of Ownership
The Equitable Life Assurance Society of the United States Attn: Anthony Bruccoleri New York, NY (continued)	Technology Fund-Class C	5,250.000	76.12%
	Technology Fund-Class Z	585,250.000	89.32%
	Health Care Fund-Class A	5,250.000	6.15%
	Health Care Fund-Class C	5,250.000	29.68%
	Health Care Fund-Class Z	585,250.000	97.11%
	Core Bond Fund-Class Z	2,485,250.000	95.81%
	Money Market Fund-Class A	52,500.000	25.38%
	Money Market Fund-Class B	52,500.000	7.95%
	Money Market Fund-Class C	52,500.000	58.17%
	Money Market Fund-Class Z	9,852,500.000	99.25%

First Clearing Corporation FBO Carol Ann Bourdon Broomall, PA	Small/Mid Cap Growth Fund-Class C	3,652.563	8.10%

First Clearing Corporation Custodian for Michael L. Easler IRA Glen Allen, VA	Small/Mid Cap Growth Fund-Class C	2,564.103	5.68%

Johnson, Michael I. Plantation, FL	Core Bond Fund-Class C	15,348.346	10.20%

Julian-Sweet, Carol L. Medina, OH	Money Market Fund-Class C	9,646.220	10.69%

MDM Cardiology Associates Partnership Defined Benefit Pension Plan DTD 12/29/01 Hialeah, FL	Large Cap Core Equity Fund-Class A Health Care Fund-Class A Core Bond Fund-Class A	34,186.200 8,270.302 21,613.705	15.75% 9.68% 4.89%

Merrill Lynch Pierce Fenner & Smith FBO Our Customers Jacksonville, FL	Core Bond Fund-Class C	9,891.426	6.57%

Morgan Stanley & Co. FBO Christopher M. Condron New York, NY	Technology Fund-Class A Health Care Fund-Class A	5,917.842 5,400.374	11.19% 6.32%

PFPC Trust Co. Custodian for Kallambella C. Ramesh IRA Monroe, GA	Health Care Fund-Class A	6,309.148	7.39%

PFPC Trust Co. Custodian for Mary L. Sisley IRA Whitesboro, NY	Money Market Fund-Class B	42,381.250	6.42%

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Shareholder	Fund	Shares Owned	% of Ownership

Protulis, Steve Ft. Lauderdale, FL	Core Bond Fund-Class C	15,286.982	10.16%

Valmark Securities Inc. FBO Leon E. Sharpe TTEE Brandon J. Gray Irrev. Trust Miami, FL	Money Market Fund-Class B	35,664.560	5.40%

[With the exception of the Large Cap Core Equity Fund-Class Z, as of the date of this SAI, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of any other fund of the Trust.]

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

Equitable, through its AXA Funds Management Group Unit (“Manager”), currently serves as the investment manager for each fund. Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into an investment management agreement (the “Management Agreement”). At a meeting held on July 24, 2003, the Board of Trustees re-approved the Management Agreement. In re-approving the Management Agreement, the Board of Trustees considered the following factors: the nature, quality and extent of the services provided by the Manager, each fund’s performance record as compared to a peer group of funds and an appropriate index, the Manager’s personnel and operations, the Manager’s financial condition, the level and method of computing each fund’s management fee, comparative fee and expense information for each of the funds versus similar mutual funds, the profitability of the Trust to the Manager, other benefits expected to accrue to the Manager and its affiliates from their relationship with the funds, the effect of each fund’s growth and size on the fund’s performance and expenses, and any possible conflicts of interest. The Trustees also considered the nature, quality and extent of services provided by affiliates of the Manager, including distribution services.

The Management Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each fund; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement requires the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to supervise the third-party service providers. The continuance of the Management Agreement with respect to each fund must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested

35

persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with certain investment consulting firms to provide research to assist the Manager in allocating fund assets among sub-advisers and in making recommendations to the Trustees about hiring and changing sub-advisers. The Manager is responsible for paying the consulting fees.

Each fund pays a fee to the Manager as described below for the investment management services the Manager provides that fund. The Manager and the Trust have also entered into an expense limitation agreement with respect to each fund (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through February 28, 2005 to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

Fund	Management Fee
Large Cap Growth Fund	1.00% of average daily net assets
Large Cap Core Equity Fund	1.00% of average daily net assets
Large Cap Value Fund	1.00% of average daily net assets
Small/Mid Cap Growth Fund	1.20% of average daily net assets
Small/Mid Cap Value Fund	1.20% of average daily net assets
International Equity Fund	1.15% of average daily net assets
Technology Fund	1.30% of average daily net assets
Health Care Fund	1.30% of average daily net assets
Core Bond Fund	0.70% of average daily net assets
Money Market Fund	0.50% of average daily net assets

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class A, Class B and Class C shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The table below shows the fees paid by each fund to the Manager during the period ended October 31, 2002 and for the year ended October 31, 2003. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each fund assumed by the Manager pursuant to the Expense Limitation Agreement. During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the Manager did not receive any reimbursement for the 10 funds comprising the Trust.

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PERIOD ENDED OCTOBER 31, 2002*

Fund	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount Of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Fund	$67,997	$0	$357,526
Large Cap Core Equity Fund	$75,810	$0	$350,625
Large Cap Value Fund	$77,324	$0	$366,242
Small/Mid Cap Growth Fund	$83,404	$0	$383,700
Small/Mid Cap Value Fund	$107,907	$0	$374,005
International Equity Fund	$79,823	$0	$399,089
Technology Fund	$59,723	$0	$341,367
Health Care Fund	$73,843	$0	$334,069
Core Bond Fund	$219,606	$0	$479,648
Money Market Fund	$43,404	$0	$266,296

*	The funds commenced operations on December 31, 2001.

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount Of Fees Waived and Other Expenses Assumed by Manager
Large Cap Growth Fund	$91,245	$0	$413,174
Large Cap Core Equity Fund	$103,622	$0	$426,354
Large Cap Value Fund	$100,990	$0	$439,998
Small/Mid Cap Growth Fund	$111,798	$0	$434,640
Small/Mid Cap Value Fund	$141,546	$0	$440,803
International Equity Fund	$102,299	$0	$455,134
Technology Fund	$71,636	$0	$403,215
Health Care Fund	$90,918	$0	$381,414
Core Bond Fund	$321,271	$0	$553,203
Money Market Fund	$55,721	$0	$255,915

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of Large Cap Growth Fund, Large Cap Core Equity Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Equity Fund, Technology Fund, Health Care Fund, Core Bond Fund and Money Market Fund. The Subadvisory Agreements obligate Alliance Capital Management L.P.; Dresdner RCM Global Investors LLC; TCW Investment Management Company; Janus Capital Management LLC; Thornburg Investment Management, Inc.; Institutional Capital Corporation; MFS Investment Management; Provident Investment Counsel, Inc.; Franklin Advisers, Inc.; AXA Rosenberg Investment Management LLC; Bank of Ireland Asset Management (U.S.) Limited; Marsico Capital Management, LLC; Firsthand Capital Management, Inc.; A I M Capital Management, Inc.; Wellington Management Company, LLP; BlackRock Advisors, Inc.; and Pacific Investment Management Company LLC (each a “Sub-adviser,” and together the “Sub-advisers”) to: (i) make investment decisions on behalf of their respective funds, (ii) place all orders for the purchase and sale of investments for their respective funds with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith. The Board approved the Subadvisory Agreement with each Sub-adviser based on a number of factors relating to each Sub-adviser’s ability to perform under its

37

Subadvisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Sub-adviser to the fund, the Sub-adviser’s management style, the fund’s performance record, the qualifications and experience of the persons responsible for the day-to-day management of the fund, the Sub-adviser’s current and proposed level of staffing and its overall resources, whether the Sub-adviser manages or has managed any other registered investment companies, the Sub-Adviser’s compliance systems and capabilities, and any disciplinary history. In approving Subadvisory Agreements with Franklin Advisers, Inc. and Provident Investment Counsel, Inc., on behalf of Small/Mid Cap Growth Fund and Wellington Management Company, LLP, on behalf of Small/Mid Cap Value Fund and Technology Fund, and Marsico Capital Management, LLC on behalf of International Equity Fund (“New Sub-Advisers”) the Board also considered: the extent to which each New Sub-adviser’s investment style compares to, or correlates with, those of other Sub-advisers for the fund and the costs associated with the transition of assets from the prior sub-adviser to the New Sub-adviser.

During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the Manager paid the following fees to each Sub-adviser with respect to the funds listed below pursuant to the Subadvisory Agreements:

PERIOD ENDED OCTOBER 31, 2002*

Fund	Sub Advisory Fee Paid
Large Cap Growth Fund	$26,582
Large Cap Core Equity Fund	$29,604
Large Cap Value Fund	$30,942
Small/Mid Cap Growth Fund	$36,777
Small/Mid Cap Value Fund	$49,458
International Equity Fund	$33,849
Technology Fund	$29,915
Health Care Fund	$36,860
Core Bond Fund	$78,436
Money Market Fund	$9,425

*	The funds commenced operations on December 31, 2001.

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Sub Advisory Fee Paid
Large Cap Growth Fund	$36,336
Large Cap Core Equity Fund	$40,697
Large Cap Value Fund	$40,036
Small/Mid Cap Growth Fund	$51,407
Small/Mid Cap Value Fund	$63,895
International Equity Fund	$43,541
Technology Fund	$36,224
Health Care Fund	$45,518
Core Bond Fund	$112,920
Money Market Fund	$12,100

The Manager recommends sub-advisers for each fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the

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SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as Alliance Capital Management L.P. or AXA Rosenberg Investment Management LLC unless the sub-advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for the fund at any time by a vote of a majority of outstanding voting securities of the fund.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to Large Cap Growth Fund, Large Cap Value Fund, Small/Mid Cap Growth Fund and Money Market Fund. In addition, Alliance Capital, through its Bernstein Investment Research and Management (“Bernstein”) unit, serves as a Sub-adviser to Large Cap Core Equity Fund and International Equity Fund. Alliance Capital, a limited partnership, is indirectly majority-owned by Equitable. As of December 31, 2003, Alliance Capital had approximately $       billion in assets under management. The principal office of Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105.

Dresdner RCM Global Investors LLC (“Dresdner”) serves as a Sub-adviser to Large Cap Growth Fund, Technology Fund and Health Care Fund. Dresdner is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2003, Dresdner had approximately $       billion in assets under management. The principal office of Dresdner is located at Four Embarcadero Center, San Francisco, California 94111-4189.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to Large Cap Growth Fund and Small/Mid Cap Value Fund. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Societe Generale Asset Management, S.A. is a wholly owned subsidiary of Societe Generale S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2003, TCW had approximately $       billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to Large Cap Core Equity Fund. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2003, Janus had approximately $       billion in assets under management. The principal office of Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to Large Cap Core Equity Fund. Thornburg is an employee-owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2003, Thornburg had approximately $       billion in assets under management. The principal office of Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501-2046.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to Large Cap Value Fund. ICAP is an employee-owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2003, ICAP had approximately $       billion in assets under management. The principal office of ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

MFS Investment Management (“MFS”) serves as a Sub-adviser to Large Cap Value Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned

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subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2003, MFS had approximately $       billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-Adviser to Small/Mid Cap Growth Fund. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2003, Provident had approximately $       billion in assets under management. The principal office of Provident is located at 300 North Lake Avenue, Pasadena, California 91101.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to Small/Mid Cap Growth Fund. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2003, Franklin, together with its affiliates, had approximately $       billion in assets under management. The principal office of Franklin is located at One Franklin Parkway, San Mateo, California 94403.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to Small/Mid Cap Value Fund. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S.A., a French societe anonyme and investment arm of AXA, a French insurance holding company that includes Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2003, AXA Rosenberg Group had approximately $     billion in assets under management. The principal office of AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) serves as a Sub-adviser to International Equity Fund. BIAM (U.S.) is a wholly owned subsidiary of Bank of Ireland Group, a publicly traded financial services provider located in Ireland. As of December 31, 2003, BIAM (U.S.) had approximately $     billion in assets under management. The principal North American office of BIAM (U.S.) is located at 75 Holly Lane, Greenwich, Connecticut 06830.

Marsico Capital Management, LLC (“Marsico”) serves as a Sub-adviser to International Equity Fund. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2003, Marsico had approximately $       billion in assets under management. The principal office of Marsico is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to Technology Fund. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2003, Firsthand had approximately $       million in assets under management. The principal office of Firsthand is located at 125 South Market, Suite 1200, San Jose, California 95113.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to Health Care Fund. AIM is an indirect wholly owned subsidiary of A I M Management. AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2003, AIM Management had approximately $       billion in assets under management. The principal office of AIM is located at 11 Greenway Plaza, Houston, Texas 77046.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to Health Care Fund, Small/Mid Cap Value Fund and Technology Fund. Wellington Management is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 68 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2003, Wellington Management had approximately $       billion in assets under management. The principal office of Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to Core Bond Fund. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2003, BAI had

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approximately $       billion in assets under management. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”). Allianz AG (“Allianz”) is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2003, PIMCO had approximately $       billion in assets under management. The principal office of PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

When a fund has more than one sub-adviser, the assets of each fund are allocated by the Manager among the sub-advisers selected for the fund. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each fund’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any fund except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies.    The Funds, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. The Trust’s Board of Trustees reviews the administration of the codes of ethics at least annually and receives a certification from each Sub-adviser regarding compliance with its code of ethics annually.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), Equitable (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per fund and, for funds with more than one sub-adviser, an additional $35,000 for each portion of a fund for which separate administrative services are provided (e.g. portions of a fund allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, Equitable relies on J. P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with administrative services, including monitoring of fund compliance and fund accounting services.

During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the Trust, on behalf of each fund, paid the following fees for administrative services:

PERIOD ENDED OCTOBER 31, 2002*

Fund	Administration Fee
Large Cap Growth Fund	$132,286
Large Cap Core Equity Fund	$133,528
Large Cap Value Fund	$133,866
Small/Mid Cap Growth Fund	$132,532
Small/Mid Cap Value Fund	$135,837
International Equity Fund	$132,541
Technology Fund	$128,711
Health Care Fund	$130,536
Core Bond Fund	$158,314
Money Market Fund	$51,175

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FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Administration Fee
Large Cap Growth Fund	$154,038
Large Cap Core Equity Fund	$155,925
Large Cap Value Fund	$155,581
Small/Mid Cap Growth Fund	$154,352
Small/Mid Cap Value Fund	$158,067
International Equity Fund	$153,721
Technology Fund	$148,642
Health Care Fund	$150,868
Core Bond Fund	$174,154
Money Market Fund	$51,824

The Co-distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together as the “Co-distributors”) in which AXA Advisors and AXA Distributors serve as the Co- distributors for each class of the Trust’s shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A, Class B, Class C and Class Z shares (“Distribution Agreements”) were approved by its Board of Trustees at a Board meeting held on July 24, 2003. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a fund and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust (“Plans”). The Trust’s Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, The Trust’s Class B shares and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. There is no distribution plan with respect to Class Z shares and the Funds pay no distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Trust; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Trust and the shareholders of the Funds and approved them.

Pursuant to each Plan, the Trust compensates the Co-distributors from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Co-distributors retain fees on shares sold for the first year for Class B shares and Class C shares. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional

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information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of shares.

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors’ expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Trust investment objectives and policies and other information about the Trust and the funds, including the performance of the funds; (v) training sales personnel regarding the shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of shares.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each fund on a continuous basis in all states in which the fund or the Trust may from time to time be registered or where permitted by applicable law. The Co-distributors have made no firm commitment to acquire shares of any fund.

The Plans and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plans or any Rule 12b-1 related agreement, as applicable. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Trustees. Each Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually for Class A shares and up to 1.00% of average daily net assets annually for Class B and Class C shares) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

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The table below shows the amounts paid by each fund pursuant to each Plan for the fiscal year ended October 31, 2003. For this period, the Co-distributors’ actual expenditures exceeded the amounts received from the funds.

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Large Cap Growth Fund
Class A	$4,169	$206	$4,375
Class B and Class C	$22,774	$518	$23,292
Large Cap Core Equity Fund
Class A	$3,880	$231	$4,111
Class B and Class C	$26,331	$581	$26,912
Large Cap Value Fund
Class A	$3,897	$240	$4,137
Class B and Class C	$27,443	$602	$28,045
Small/Mid Cap Growth Fund
Class A	$4,172	$247	$4,419
Class B and Class C	$28,082	$620	$28,702
Small/Mid Cap Value Fund
Class A	$6,383	$300	$6,683
Class B and Class C	$32,768	$753	$33,521
International Equity Fund
Class A	$3,193	$196	$3,389
Class B and Class C	$22,386	$492	$22,878
Technology Fund
Class A	$653	$67	$720
Class B and Class C	$8,074	$168	$8,242
Health Care Fund Class A	$1,564	$100	$1,664
Class B and Class C	$11,441	$250	$11,691
Core Bond Fund Class A	$11,770	$979	$12,749
Class B and Class C	$116,010	$2,456	$118,466
Money Market Fund Class A	$558	$78	$636
Class B and Class C	$9,643	$196	$9,839

The tables below show the amounts of sales charges earned by the Co-distributors in connection with the sale of shares and the amounts retained by them, net of payments to selling dealers, for the fiscal year ended October 31, 2003.

Class A (Front-End Sales Charge)
Fund	Amount Paid to AXA Advisors	Amount Retained by AXA Advisors	Amount Paid to AXA Distributors	Amount Retained by AXA Distributors
Large Cap Growth Fund	$19,598	$10,405	$2,642	$0
Large Cap Core Equity Fund	$15,804	$8,390	$221	$0
Large Cap Value Fund	$22,094	$11,730	$2,520	$0
Small/Mid Cap Growth Fund	$25,721	$13,655	$2,021	$0
Small/Mid Cap Value Fund	$33,005	$17,522	$2,070	$0
International Equity Fund	$15,887	$8,434	$1,311	$0
Technology Fund	$2,897	$1,538	$318	$0
Health Care Fund	$5,086	$2,700	$1,294	$0
Core Bond Fund	$32,431	$17,218	$24	$0
Money Market Fund	$0	$0	$0	$0

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Class B (CDSC)*
Fund	Amount Paid to AXA Advisors	Amount Retained by AXA Advisors	Amount Paid to AXA Distributors	Amount Retained by AXA Distributors
Large Cap Growth Fund	$6,219	$6,219	$57	$0
Large Cap Core Equity Fund	$11,759	$11,759	$1	$0
Large Cap Value Fund	$6,392	$6,392	$184	$0
Small/Mid Cap Growth Fund	$10,700	$10,700	$49	$0
Small/Mid Cap Value Fund	$11,943	$11,943	$530	$0
International Equity Fund	$8,120	$8,120	$0	$0
Technology Fund	$2,433	$2,433	$217	$0
Health Care Fund	$4,502	$4,502	$133	$0
Core Bond Fund	$46,828	$46,828	$1,786	$0
Money Market Fund	$14,986	$14,986	$0	$0
* Contingent deferred sales charge Class C (Front-End Sales Charge)
Fund	Amount Paid to AXA Advisors	Amount Retained by AXA Advisors	Amount Paid to AXA Distributors	Amount Retained by AXA Distributors
Large Cap Growth Fund	$535	$88	$0	$0
Large Cap Core Equity Fund	$1,314	$215	$0	$0
Large Cap Value Fund	$343	$56	$0	$0
Small/Mid Cap Growth Fund	$472	$77	$0	$0
Small/Mid Cap Value Fund	$398	$65	$0	$0
International Equity Fund	$417	$68	$0	$0
Technology Fund	$270	$44	$0	$0
Health Care Fund	$636	$104	$0	$0
Core Bond Fund	$2,504	$410	$107	$0
Money Market Fund	$0	$0	$0	$0
Class C (CDSC)*
Fund	Amount Paid to AXA Advisors	Amount Retained by AXA Advisors	Amount Paid to AXA Distributors	Amount Retained by AXA Distributors
Large Cap Growth Fund	$168	$168	$118	$0
Large Cap Core Equity Fund	$681	$681	$222	$0
Large Cap Value Fund	$291	$291	$57	$0
Small/Mid Cap Growth Fund	$2,139	$2,139	$210	$0
Small/Mid Cap Value Fund	$2,347	$2,347	$4	$0
International Equity Fund	$43	$43	$34	$0
Technology Fund	$249	$249	$0	$0
Health Care Fund	$575	$575	$175	$0
Core Bond Fund	$4,017	$4,017	$99	$0
Money Market Fund	$3,959	$3,959	$0	$0

*	Contingent deferred sales charge

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The funds are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and

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execution on all orders placed for the funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the funds may invest may be discounted for certain large domestic and foreign investors such as the funds. A number of foreign banks and brokers will be used for execution of each fund’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Sub-advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust’s shares.

The Manager, and the Sub-advisers, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”); or (ii) reward brokers for past sales of Trust shares (“Reward Brokerage”). The Trustees will review the levels of Directed Brokerage and Reward Brokerage for each fund on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the

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broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the funds. For the fiscal period ended October 31, 2002, certain of the Sub-advisers allocated a substantial portion of their applicable fund’s brokerage business to brokers that provided such research services.

During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the funds paid the amounts indicated in brokerage commissions:

PERIOD ENDED OCTOBER 31, 2002*

Fund	Brokerage Commissions Paid
Large Cap Growth Fund	$16,335
Large Cap Core Equity Fund	$23,389
Large Cap Value Fund	$43,536
Small/Mid Cap Growth Fund	$88,984
Small/Mid Cap Value Fund	$71,264
International Equity Fund	$21,935
Technology Fund	$37,565
Health Care Fund	$25,035
Core Bond Fund	$4,680
Money Market Fund	$0

*	The funds commenced operations on December 31, 2001.

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Brokerage Commissions Paid
Large Cap Growth Fund	$9,931
Large Cap Core Equity Fund	$19,407
Large Cap Value Fund	$42,396
Small/Mid Cap Growth Fund	$90,974
Small/Mid Cap Value Fund	$37,044
International Equity Fund	$30,302
Technology Fund	$33,184
Health Care Fund	$21,709
Core Bond Fund	$6,542
Money Market Fund	$0

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford

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C. Bernstein & Co., LLC, or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same fund. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

During the period ended October 31, 2002 and the fiscal year ended October 31, 2003, the following funds paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Sub-Advisers to each fund.

PERIOD ENDED OCTOBER 31, 2002*

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Large Cap Growth Fund	Bernstein	$22	0.13%	0.07%
Large Cap Core Equity Fund	Bernstein	$2,107	9.01%	1.52%
Large Cap Value Fund	Bernstein	$672	1.75%	0.79%
Small/Mid Cap Growth Fund	Bernstein	$15	0.02%	0.01%
Small/Mid Cap Value Fund	Bernstein	$482	0.68%	0.23%
	Cowen	$45	0.06%	0.04%
International Equity Fund	Bernstein	$528	2.41%	0.27%
Technology Fund	Bernstein	$63	0.17%	0.03%
	Kleinwort Benson	$1	0.00%	0.00%
Health Care Fund	Bernstein	$40	0.16%	0.05%

*	The funds commenced operations on December 31, 2001.

FISCAL YEAR ENDED OCTOBER 31, 2003

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Large Cap Growth Fund	Bernstein	$66	0.66%	0.07%
Large Cap Core Equity Fund	Bernstein	$3,029	15.61%	1.52%
Large Cap Value Fund	Bernstein	$853	2.01%	0.79%
Small/Mid Cap Growth Fund	Bernstein	$23	0.03%	0.01%
Small/Mid Cap Value Fund	Bernstein	$85	0.23%	0.23%
International Equity Fund	Bernstein	$7	0.02%	0.27%
Technology Fund	Bernstein	$200	0.60%	0.03%

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each fund to Equitable as its investment manager. Because Equitable views proxy

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voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each fund to the applicable Sub-advisers. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the fund’s portfolio securities are included in Appendix B to this SAI.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each fund’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

• The assets belonging to each fund will include (i) all consideration received by the Trust for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

• The liabilities belonging to each fund will include (i) the liabilities of the Trust in respect of that fund, (ii) all expenses, costs, charges and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular fund which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each fund will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each fund are valued as follows:

• Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

• Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

• U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

• Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service

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take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

• The Money Market Fund values short-term debt securities at amortized cost, which approximates market value. For all other funds, only short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

• Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

• Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

• Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

• Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

• Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

• Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

• Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a fund invests but before the close of regular trading on the NYSE, the Trust may use fair value methods to reflect those changes. In addition, the Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a fund’s net asset value fairly reflects securities values as of the time of pricing.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

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REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION AND OTHER SERVICES

Waivers of Sales Charges/Contingent Deferred Sales Charges — Class A Shares.    The following additional sales charge waivers are available for Class A shares if you:

• Acquire shares through an investment program that is not sponsored by Equitable or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with Equitable permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, the Co-distributors may make payments out of their own resources. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived.

In addition, reduced sales charges on Class A shares are available through the combined purchase plan, letter of intent plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

Combining Accounts — Class A Shares.    Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

An “eligible group of related fund investors” can consist of any combination of the following:

(a) an individual, that individual’s spouse and minor children;

(b) an individual and his or her individual retirement account (“IRA”);

(c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

(d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

(e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual’s spouse, parents or children;

(f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual’s spouse;

(g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

(h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

Rights of Accumulation — Class A Shares and Class B Shares.    Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares or Class B shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser’s combined holdings of Class A or Class B shares of any other of the funds. However, you may not combine purchases of Class A with purchases of Class B for purposes of

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aggregating your share purchases. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

Letter of Intent — Class A Shares and Class B Shares.    The Letter of Intent program allows you to purchase Class A shares or Class B shares of any fund over a 13-month period but pay sales charges as if you had purchased all Class A shares or Class B shares at once. This program can save you money if you plan to invest $50,000 or more in Class A shares or $250,000 or more in Class B shares. Investors may obtain a form of a Letter of Intent (“Letter”) from PFPC. Under a Letter, purchases of Class A shares or Class B shares of a fund made within a 13-month period starting with the first purchase pursuant to a Letter will be aggregated for purposes of calculating the sales charges applicable to each purchase. To qualify under a Letter, a minimum initial purchase of 5% of the intended investment must be made; purchases must be made for a single account; and purchases made for related accounts may not be aggregated under a single Letter. The Letter is not a binding obligation to purchase any amount of shares, but its execution will result in paying a reduced sales charge for the anticipated amount of the purchase. If the total amount of shares purchased does not equal the amount stated in the Letter (minimum of $50,000 for Class A shares and $250,000 for Class B shares), the investor will be notified of the sales charges applicable to the shares actually purchased under the Letter and, in the case of Class A shares, must pay, within 20 days of the expiration of the Letter, the difference between the sales charge on the shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased under the Letter. Additionally, if shares purchased pursuant to a Letter are redeemed early (i.e., if the total amount of shares purchased does not equal the amount stated in the Letter) the shares will be redeemed according to the applicable sales charge based on the actual number of shares purchased on the redemption date. Class A shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. Purchases across share classes may not be used in meeting the Letter.

Reinstatement Privilege — Class A Shares.    Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 90 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder’s tax basis in shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in “Taxes — Special Rule for Class A Shareholders” below.

Waivers of Contingent Deferred Sales Charges — Class B Shares.    For purchases of $0 to $249,999, the maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines annually, reaching zero after seven years. For purchases of $250,000 to $499,999, the maximum 3.5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines annually, reaching zero after 4 years. For purchases of $500,000 to $999,999, the maximum 3% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after three years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

Class Z Shares.    Class Z shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. The Co-distributors may, from time to time, make payments out of their own resources to dealers who sell Class Z shares to shareholders who buy $100 million or more shares of the funds at any one time.

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Additional Exchange and Redemption Information.    As discussed in the Prospectus, eligible shares of one fund may be exchanged for shares of the corresponding class of other funds. Shareholders will receive at least sixty (60) days’ notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund’s investment objective, policies and restrictions.

If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund’s net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of a fund’s portfolio at the time.

Service Organizations.    A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund’s net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic Investment Plan.    Equitable offers an automatic investment plan with a minimum initial investment of $50 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor’s bank account to invest directly in the funds’ Class A, Class B, Class C or Class Z shares.

In addition to providing a convenient and disciplined manner of investing, participation in an automatic investment plan enables an investor to use the technique of “dollar cost averaging.” When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund’s net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder’s average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since an automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a single, large investment in Class B or Class C shares would qualify for Class A sales load reductions.

For further information about an automatic investment plan, shareholders should contact PFPC, Inc. (“PFPC”).

Systematic Withdrawal Plan — Class A, Class B, Class C and Class Z Shares.    The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their fund accounts. To participate in this plan, the minimum value of fund shares is $3,000. The minimum withdrawal amount is $50.

Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

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An investor’s participation in the systematic withdrawal plan will terminate automatically if the “Initial Account Balance” (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, Equitable will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds’ systematic withdrawal plan. The payments generally are mailed approximately five business days after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder’s investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with a Medallion Signature Guarantee to AXA Premier Funds, c/o PFPC, P.O. Box 61592, King of Prussia, PA 19406-3101. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with a Medallion Signature Guarantee are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from PFPC.

Individual Retirement Accounts.    A Self-Directed IRA is available through AXA Advisors through which investments may be made in Class Z shares of the funds, as well as in other investments available through Equitable. The minimum initial investment in this IRA is $500. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

CONVERSION OF CLASS B SHARES

Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under “Valuation of Shares”) of the month in which the eighth, fifth or fourth anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance means (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder’s regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder’s Class B shares converting to Class A shares bears to the shareholder’s total Class B shares not acquired through dividends and other distributions.

TAXATION

Each fund is treated for federal tax purposes as a separate entity. As a regulated investment company, each fund will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains, which are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

Backup Withholding.    Each fund is required to withhold 30% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or Equitable with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

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Sale or Exchange of Fund Shares.    A shareholder’s sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund’s shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Class A Shareholders.    A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Equitable mutual fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the Equitable mutual fund shares subsequently acquired.

Conversion of Class B Shares.    A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

Qualification as a Regulated Investment Company.    Each fund intends to elect to be, and qualify each year for treatment as, a regulated investment company (“RIC”) under the Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, net short-term capital gain and, for some funds, net gain from certain foreign currency transactions). In addition to this requirement (“Distribution Requirement”), each fund must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Other Information.    Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends (whether paid in cash or in additional fund shares) from the investment company taxable income of a fund that invests in equity securities of corporations may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

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Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the U.S., however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from

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the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a fund holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a fund may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of

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the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a fund has an “appreciated financial position”— generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

FUND PERFORMANCE

Computation of Total Return

Each fund may provide average annual total return information (before and after taxes) calculated according to formulas prescribed by the SEC. According to those formulas, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value of that fund assuming that all dividends and capital gains distributions during the stated period were invested in shares of the fund when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the formulas described below. Each fund’s total return will vary from time to time depending upon market conditions, the composition of each fund’s investment portfolio and operating expenses of the Trust allocated to each fund. Total return should also be considered relative to changes in the value of a fund’s shares and to the relative risks associated with the

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investment objectives and policies of the funds. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Average Annual Total Return (Before Taxes).    For the 1-, 5-, and 10-year periods (or for the periods of the fund’s operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n  = ERV

Where :

P = a hypothetical initial payment of $1,000.

T = average annual total return.

n  = number of years.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested when paid; and (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the fund’s shares). The ending redeemable value (variable ‘ERV’ in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions).    For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the fund has been in operation), calculate the fund’s average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund’s operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

Where :

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested when paid; and (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the fund’s shares). The fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable “ATVD” in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The fund assumes that the redemption has no tax consequences. The fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the payment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the fund on the dividend declaration date, unless adjusted to reflect

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subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the payment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the payment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption).    For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the fund has been in operation), calculate the fund’s average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the periods of the fund’s operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

Where :

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested when paid; and (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the fund’s shares). The fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The fund calculates the taxes due on any distributions as described above under ‘Average Annual Total Returns (After Taxes on Distributions)’. The ending value (variable ‘ATV(DR)’ in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital

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gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Non-Standard Performance

In addition to the performance information described above, each fund may provide total return information with respect to the funds for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under “Computation of Total Return” above except that no annualization is made.

Yield Calculation

All funds other than the Money Market Fund.    Yields for a fund are computed by dividing a fund’s interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund’s NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund’s investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a fund’s yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund’s yield may not equal its distribution rate, the income paid to an investor’s account, or the income reported in the fund’s financial statements.

Yield information may be useful in reviewing a fund’s performance and in providing a basis for comparison with other investment alternatives. However, a fund’s yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Yield Information for the Money Market Fund.    Yield quotations for the Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of NAV). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by  365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent. The effective yield of the Money Market Fund for the same seven-day period may also be

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disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the fund’s investments, and is calculated by the use of the following formula:

Effective Yield = (Base Period Return + 1)365/7 – 1

The Money Market Fund’s yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period’s income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

Investors should recognize that in periods of declining interest rates a fund’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund’s holdings, thereby reducing a fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of Shares.    Each fund consists of Class A shares, Class B shares, Class C shares and Class Z shares. Class B shares include Sub-Class B1 shares, Sub-Class B2 shares and Sub-Class B3 shares. A share of each class of a fund represents an identical interest in that fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Z shares will differ.

Voting Rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

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Class-Specific Expenses.    Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Z shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Accountants

PricewaterhouseCoopers, LLP (“PwC”), 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust’s independent accountants. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent and dividend disbursing agent for the Trust.

Counsel

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Wilmer, Cutler & Pickering, 399 Park Avenue, New York, New York 10022, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the period ended October 31, 2003, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made a part of this document.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.

Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

APPENDIX B

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

DRESDNER RCM GLOBAL INVESTORS LLC

DESCRIPTION OF PROXY VOTING POLICY

Dresdner RCM Global Investors LLC (“Dresdner RCM”) typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. In cases where we have voting authority, we intend to vote such proxies in a manner consistent with the best interest of our clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

Dresdner RCM has adopted written Proxy Voting Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. The Proxy Guidelines do not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. In situations where the Proxy Guidelines do not give clear guidance on an issue, our Proxy Specialist will, at his or her discretion, consult our Analyst or Portfolio Manager and/or the Proxy Committee. In the event that one of our analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, Dresdner RCM may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, we may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on our ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Dresdner RCM retains an independent third-party voting service to assist us in the proxy voting process. The services provided offer a variety of proxy-related services to assist in our handling of proxy voting responsibilities. Such services include, among other things, analysis and voting recommendations and assistance in the administrative process.

Conflicts of Interest

Dresdner RCM may have conflicts of interest that can affect how we vote our clients’ proxies. For example, Dresdner RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which we vote our clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out our obligation to vote proxies, the Proxy Committee is responsible for addressing how Dresdner RCM resolves such material conflicts of interest with our clients.

TCW INVESTMENT MANAGEMENT COMPANY

SUMMARY OF PROXY VOTING GUIDELINES AND PROCEDURES

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines (the “Guidelines”) and procedures. The Proxy Committee meets at least once a year to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

The Guidelines

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and specify whether TCW will vote for or against a particular type of proposal. In many cases, proxy voting issues will be decided on a case-by-case basis. When issues are to be decided on a case-by-case basis, TCW’s philosophy is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. Therefore, when the Guidelines determine that a proposal should be decided on a case-by-case basis, these decisions are typically referred to the portfolio managers, who exercise their best judgment to vote proxies in a manner that will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

The Guidelines and proxy voting procedures are summarized below. Upon request, TCW provides proxy voting records to its clients. These records, which are compiled by the Outside Service, state how votes were cast on behalf of client accounts and show, among other things, whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process. Within each category, decisions are organized as to whether, according to the Guidelines, TCW votes in favor, votes against, or decides on a case-by-case basis. While the Guidelines provide a basis for making proxy voting decisions, TCW may determine to deviate from the Guidelines on a case-by-case basis in its discretion consistent with its obligations to clients.

Corporate Governance

TCW Votes in Favor of:

•	Proposals asking that the audit, compensation, and nominating committees be composed exclusively of independent directors

•	Proposals to repeal classified boards and elect all directors annually

•	Proposals to restore shareholder ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that seek to fix the size of the board

•	Proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

•	Proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations

•	Proposals that request companies to adopt confidential voting

TCW Votes Against:

•	Directors who, in the determination of TCW or the Outside Service, have compiled an insufficient attendance record at board and committee meetings during the preceding 12 months, are inside directors who sit on the audit, compensation, or nominating committees, are inside directors where the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, or take or fail to take certain other actions where the result is deemed adverse to shareholder interests

•	Shareholder proposals requiring directors to own a minimum amount of company stock, limiting the tenure of outside directors, or imposing a mandatory retirement age for outside directors

•	Proposals to eliminate entirely directors’ and officers’ liability for violating the duty of care

•	Indemnification proposals that expand coverage beyond what is customary

•	Proposals to classify boards of directors

•	Proposals that provide that directors may be removed only for cause

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals to eliminate cumulative voting

•	Proposals to restrict or prohibit shareholder ability to call special meetings

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

•	Proposals that give management the ability to alter the size of the board without shareholder approval

•	Management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments

•	Management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations

TCW Decides on a Case-by-Case Basis:

•	Votes on director nominees (other than when a vote is withheld as described above)

•	Shareholder proposals requiring that the positions of chairman and chief executive officer be held separately

•	Shareholder proposals asking that a majority of directors be independent

•	Proposals on director and officer indemnification and liability protection (other than when a vote is withheld as described above)

•	Bundled or conditioned proxy proposals

•	Proposals to establish a shareholder advisory committee

Proxy Contests and Tender Offers

TCW Votes in Favor of:

•	Reimbursing proxy solicitation expenses in cases where one of the Outside Services recommends in favor of the dissidents

•	Shareholder proposals that ask a company to submit poison pills for shareholder ratification

•	Proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments

•	Shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes

•	Shareholder proposals that would allow significant company shareholders equal access to management’s proxy material

TCW Votes Against:

•	Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares

•	Dual-class exchange offers or recapitalizations

TCW Decides on a Case-by-Case Basis:

•	Votes in contested elections of directors

•	Proposals to reimburse proxy solicitation expenses (other than when voting for such a proposal as described above)

•	Proposals to restore or permit cumulative voting

•	Shareholder proposals to redeem a company’s poison pill

•	Management proposals to ratify a poison pill

•	Proposals to adopt fair price provisions (other than when a vote is withheld as described above)

•	Restructuring plans that involve the payment of pale greenmail

Capital Structure

TCW Votes in Favor of:

•	Management proposals to increase common share authorization for a stock split

•	Management proposals to implement a reverse stock split when the number of shares will be proportionally reduced to avoid delisting

•	Proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense

•	Proposals to authorize preferred stock when the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•	Shareholder proposals to have blank check preferred stock placements submitted for shareholder ratification

•	Management proposals to reduce the par value of common stock

•	Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms

TCW Votes Against:

•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures

•	Proposals authorizing new classes of blank check preferred stock

TCW Decides on a Case-by-Case Basis:

•	Proposals to increase the number of shares of common stock authorized for issue

•	Proposals to implement reverse stock splits that do not proportionately reduce the number of shares authorized for issue

•	Proposals to increase the number of blank check preferred shares

•	Shareholder proposals that seek preemptive rights

•	Proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan

•	Proposals to create tracking stock

Executive and Director Compensation

TCW Votes in Favor of:

•	Shareholder proposals that seek additional disclosure of executive and director pay information

•	Shareholder proposals to have golden and tin parachutes submitted for shareholder ratification

•	Proposals that request shareholder approval in order to implement ESOPs or to increase authorized shares for existing ESOPs

•	Proposals to implement 401(k) savings plans for employees

TCW Decides on a Case-by-Case Basis:

•	Votes with respect to compensation plans

•	Management proposals seeking approval to reprice options

•	Votes on stock-based plans for directors

•	Votes on employee stock purchase plans

•	Shareholder proposals that seek to limit executive and director pay

•	Proposals to ratify or cancel golden or tin parachutes

Miscellaneous Issues

TCW Votes in Favor of:

•	Proposals to change a corporate name

•	Proposals seeking improved disclosure in a variety of areas of social concern; e.g., certain environmental and labor issues

TCW Votes Against:

•	Proposals regarding charitable contributions

•	Most shareholder proposals requiring corporate action on matters of social controversy

TCW Decides on a Case-by-Case Basis:

•	Proposals to ratify auditors, considering such factors as the length of time the company has retained the auditor and the amount of non-audit fees the company has paid the auditor during the preceding year

Conflict Resolution

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or provide that such vote should be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

Second, in recognition of the significance of TCW’s philosophy of referring discretionary votes to its portfolio managers, TCW’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxy votes from TCW clients, on the other hand. If a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. To obtain proxy voting records, a client should contact TCW’s Proxy Voting Manager. TCW clients will also soon be able to access TCW’s proxy voting record on the TCW website.

TCW or the Outside Service will keep records of the following items: (i) TCW’s Guidelines and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by the Outside Service, the Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or the Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or the Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or the Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW attempts to implement, to the extent appropriate, uniform voting procedures across countries.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING SUMMARY

Janus Capital Management LLC (“Janus”) votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines (the “Janus Guidelines”) 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES

Janus has developed proxy voting guidelines (the “Janus Guidelines”) that influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus’ portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

The role of the Proxy Voting Committee is to work with Janus portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee’s oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Upon request, on an annual basis, Janus will provide its clients with the proxy voting record for that client’s account.

PROXY VOTING POLICIES

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case by case basis. However, Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally vote in favor of proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will review anti-takeover measures on a case by case basis. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Otherwise, Janus will generally oppose the shareholder proposal.

Conflicts of Interest

The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with Institutional Shareholder Services (ISS) to act as the third-party voting service.

The proxy voting procedures are as follows:

•	Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review.

•	After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review.

•	Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised.

•	Generally Thornburg Investment Management will vote with the recommendation made by ISS. Exceptions may exist when the vote concerns issues that are unique or non-routine.

•	Thornburg Investment Management will abstain from voting on all social issues.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by the Manager. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Client (or in the case of any registered investment company managed by the Manager which is a Client, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Client, the Manager shall disclose the Conflict of Interest to the Client.

INSTITUTIONAL CAPITAL CORPORATION

PROXY VOTING POLICIES AND PROCEDURES

Institutional Capital Corporation (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us and the ICAP Funds, Inc (the “Fund”). Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients and to the Board of Directors of the Fund how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Fund, and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•	a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The attached proxy voting guidelines summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

MFS INVESTMENT MANAGEMENT

PROXY VOTING POLICIES DESCRIPTION

The Board of Trustees and the Board of Managers of the investment companies (the “MFS Funds”) advised by MFS Investment Management (“MFS”) have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS’ proxy voting policies and procedures (the “MFS Proxy Policies”). The Trustees and the Managers remain ultimately responsible for overseeing the voting of proxies on behalf of the MFS Funds.

The MFS Proxy Policies have been designed to ensure that proxies are voted in what MFS believes to be the best long-term economic interests of the MFS Funds. MFS shall carry out its duties under the MFS Proxy Policies in a manner consistent with MFS’ fiduciary obligations to the MFS Funds. The MFS Proxy Policies have been designed to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be in the best long-term economic interests of the MFS Funds.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote, by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of the MFS Funds must be in what MFS believes to be in the best long-term economic interests of the MFS Funds, MFS has adopted detailed proxy voting guidelines (the “Guidelines”) that govern how MFS generally plans to vote on specific matters presented for shareholder vote.

MFS reserves the right to override the Guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. In addition, there may be situations involving matters presented for shareholder vote that are not clearly governed by the Guidelines, such as proposed mergers and acquisitions. The MFS Proxy Policies set forth specific procedures that are designed to ensure that voting decisions in these situations are made in what MFS believes to be in the best long-term economic interests of the MFS Funds, and not in the interests of any other party or in MFS’ corporate interests, such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the Guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of the MFS Proxy Policies and the Guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to the MFS Proxy Policies to the extent necessary or advisable.

MFS’	policies include:

A.	Voting Guidelines;

B.	Administrative Procedures; and

C.	Records Retention and Reports.

A.    VOTING GUIDELINES

The Guidelines have been established by MFS for recurring issues that appear on proxies. The Guidelines are simply that – guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from the Guidelines. The following is a summary of the significant Guidelines.

Non-Salary Compensation Programs

MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans which involve stock appreciation rights or the use of unexercised options to “buy” stock.

MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer’s annual compensation.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to board classification and super-majority requirements.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Dilution

There are many reasons for issuance of stock and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed “independent” of the company.

Best Practices Standards

Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as it believes that — within the circumstances of the environment within which the issuers operate  — the proposal is consistent with the best long-term economic interests of the MFS Funds.

Foreign Issuers—Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, MFS must balance the benefits to the MFS Funds of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with the MFS Proxy Policies.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Review Group

The administration of the MFS Proxy Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews the MFS Proxy Policies and the Guidelines at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the Guidelines and (ii) votes not clearly governed by the Guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the MFS Proxy Policies and the Guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding such Policies and Guidelines, or (ii) matters presented for vote are not clearly governed by such Policies and Guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

3.    Gathering Proxies

MFS, on behalf of itself and the MFS Funds, has entered into an agreement with an independent proxy administration firm (the “Proxy Administrator”) pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for the MFS Funds. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed.

4.    Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in accordance with the Guidelines by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the Guidelines and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As noted above, MFS reserves the right to override the Guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. Any such override of the Guidelines shall be examined, explained and reported in accordance with the procedures set forth in the MFS Proxy Policies.

5.    Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of the MFS Funds.

6.    Monitoring System

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for the MFS Funds are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

portfolio holdings database of the MFS Funds, the Proxy Administrator matches a list of all MFS Funds which hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

C.    RECORDS RETENTION AND REPORTS

MFS will retain copies of the MFS Proxy Policies in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years. As noted above in the introductory paragraphs, periodically MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.

PROVIDENT INVESTMENT COUNSEL, INC.

PROXY VOTING POLICY AND PROCEDURE SUMMARY

Provident Investment Counsel (PIC) has recently adopted formal proxy voting policies and procedures as required by new SEC Rule 206(4)-2 under the Investment Advisers Act of 1940. We believe these new policies and procedures will ensure that PIC will vote proxies, on behalf of clients that have authorized us to do so, in the best interest of those clients in accordance with our fiduciary duties to them.

PIC has retained Institutional Shareholder Services (ISS), a widely respected third-party proxy-voting vendor, to oversee our proxy voting process. ISS will determine what proxies are outstanding with respect to shares held in our clients’ portfolios and what issues are to be voted on, and will help us ensure that proxies are voted in a timely manner.

PIC has adopted substantive voting guidelines covering a variety of the types of issues on which shareholders are often asked to vote. These guidelines will be used to vote the shares held in our clients’ portfolios, unless clients have directed us otherwise or our portfolio analysts believe the guidelines should not be followed in particular situations. The guidelines are governed by our primary duty to safeguard and promote the interests of our clients. In keeping with this duty, our general policy is to vote in favor of those proposals which advance the sustainable economic value of the companies our clients own. In the event of a conflict of interest between PIC and our clients, proxies will be voted as specified in our guidelines unless the guidelines involve substantial discretion by our portfolio analysts, in which case they will be voted as recommended by ISS.

Please notify your client service manager or account representative if you wish to receive a copy of our complete Proxy Voting Procedures and Guidelines or obtain information on how PIC voted your securities.

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser’s ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively “Advisory Clients”). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser’s organization, including portfolio management, legal counsel and Adviser’s officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as “Other Business” when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser’s complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser’s complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

PROXY VOTING PROCEDURES AND POLICIES

Statement of Proxy Voting

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC’s and its advisory affiliates’ (collectively, “AXA Rosenberg”) policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients.

The client relationships in which AXA Rosenberg will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA;

•	Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

•	Registered investment companies advised or sub-advised by AXA Rosenberg; and

•	Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

Proxy Voting Procedures

AXA Rosenberg has retained, Institutional Shareholder Services (“ISS”), to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies ISS of this delegation, thereby enabling ISS to automatically receive proxy information. AXA Rosenberg monitors ISS to assure that the proxies are being properly voted and appropriate records are being retained.

ISS will:

1.	Keep a record of each proxy received;

2.	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

3.	Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

4.	AXA Rosenberg will identify conflicts that exist between the interests of AXA Rosenberg and its clients

Disclosure

AXA Rosenberg will provide a copy of these policies and procedures on the AXA Rosenberg website (www.axarosenbergfunds.com) and will include a copy of these policies and procedures in its Form ADV Part II. Additionally, AXA Rosenberg will disclose in its Form ADV Part II that clients may contact AXA Rosenberg via email or by telephone in order to obtain information on how AXA Rosenberg voted such client’s proxies, and to request a copy of these procedures and policies. If a client with a separate account requests this information, AXA Rosenberg will prepare a written response to the client that lists among other matters, with respect to each voted proxy of which the client has inquired: the name of the issuer, the proposal voted upon, and how AXA Rosenberg voted the client’s proxy.

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

Summary Proxy Voting Policy

The fundamental policy of Bank of Ireland Asset Management Limited and the BIAM group of companies (“BIAM”) is to vote all proxies in the clients’ best interests. BIAM seeks to achieve this result by voting in the manner that, it believes, is most likely to maximize total return to the client as an investor in the securities being voted.

BIAM has adopted and implemented written proxy voting policies and procedures (“Policies”) for voting specific types of proposals.

BIAM’s proxy voting decisions are made by the Asset Managers. The Portfolio Construction Department is responsible for the communication of voting decisions between the Asset Managers and BIAM’s proxy voting agent (the “Agent”). The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of the decision to all relevant parties.

BIAM has established a Proxy Voting Committee (“Committee”) to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review the Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with the Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any potential material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes.

Should a material conflict of interest arise, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines (as may be amended from time to time); (2) seek voting instructions or a waiver of the conflict from the clients whose securities are to be voted on their specific shares; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or “mirror vote,” if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote “present” for purposes of a quorum; or (5) take other action appropriate under the circumstances.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.

These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supercede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM.

These Policies may be changed from time to time. A copy of BIAM’s proxy voting policies and procedures, or information on how BIAM voted proxies on your behalf is available on request. Please contact Bank of Ireland Asset Management (U.S.) Limited, Attn: Client Services Department, 75 Holly Hill Lane, Greenwich, CT 06830.

MARSICO CAPITAL MANAGEMENT, LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC (“MCM”) adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

•	MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients’ best economic interest generally means voting with management.

•	Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

•	MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

•	In unusual circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

•	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s full proxy voting policy and information about the voting of a particular client’s proxies are available to the client on request.

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY AND PROCEDURES

I.    INTRODUCTION.

The following shall represent the proxy voting policies and procedures of Firsthand Capital Management, Inc. (the “Adviser”) with respect to the voting of shares owned by advisory clients on the relevant record dates over which it has discretionary voting authority (“Proxies”).

II.    DUTY OF THE ADVISOR AND GENERAL POLICY.

The right to vote Proxies with respect to portfolio securities held by an advisory client is an asset of the client. The Adviser, to which authority to vote on behalf of the advisory client is delegated, shall act as a fiduciary of such client. Decisions regarding the voting of Proxies shall be made solely in the best interest of the advisory client considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a Proxy vote and without regard to its own self interest or that of its affiliates. The exclusive purpose shall be to provide benefits to the advisory client by considering those factors that affect the value of the security with respect to which a Proxy is issued. With respect to potential conflicts of interest, the Adviser will vote proxies in accordance with the Adviser’s predetermined policies and guidelines.

The Adviser has adopted the following guidelines to provide a framework within which the Proxies will be voted.

III.    PROXY VOTING GUIDELINES.

As a general rule the Adviser shall cause the Proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. The Adviser shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the advisory client and, therefore, provide reasons for voting against management.

1.	Voting rights shall be exercised on all decisions that the Adviser has determined have a material effect on the value of the security.

2.	Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and longer-term consequences.

3.	Voting rights shall be exercised to give the greatest benefit to the advisory client. This includes considering the advisory client’s existing rights and ability to participate in corporate decisions.

IV.    PROXY COMMITTEE.

The Proxy Committee (the “Committee”) meets as needed to administer the Adviser’s proxy review and voting process and to revise and update the policies as new issues arise. The Committee may cause the Adviser to retain one or more vendors to review, monitor and recommend how to vote Proxies in a manner substantially consistent with the policies and then ensure such Proxies are voted on a timely basis. The Committee is comprised of two members of the Adviser’s portfolio management and research departments.

V.    PROCEDURES.

1.	As described above, the Adviser may designate a third party agent to recommend votes and/or cast such votes on behalf of the advisory client (the “Proxy Administrator”). If the Adviser has engaged a Proxy Administrator, then the Proxy Administrator shall recommend the vote to be cast with respect to each Proxy proposal and forward in a timely manner to the Committee a report summarizing the proposal and how the Proxy Administrator intends to vote. At least annually, the Committee will review the Proxy Administrator’s proxy voting guidelines to confirm that they are consistent with the Adviser’s policies and procedures.

2.	The Committee shall review each report forwarded by the Proxy Administrator, if applicable, and may direct changes to be made. The Committee will promptly communicate to the Proxy Administrator the Committee’s views on the Proxy Administrator’s recommendation.

3.	In the event that the Committee does not object to the voting method proposed by the Proxy Administrator, the matters shall be voted as proposed.

4.	In the event that the Committee objects to the voting method proposed by the Proxy Administrator, the matters shall be voted as described below under Section VI.

5.	The Committee shall monitor implementation of Proxy voting and, in the event that the Adviser has retained a Proxy Administrator, the Committee shall monitor the performance of the Proxy Administrator.

6.	If the Adviser does not retain a Proxy Administrator, then the Adviser shall designate one or more of its employees to recommend specific Proxy votes and policies.

VI.    OVERRIDING THE PROXY ADMINISTRATOR’S RECOMMENDATIONS.

From time to time, a portfolio manager, an analyst or other member of the Committee may disagree with the Proxy Administrator’s recommendation on how to vote Proxies for one or more resolutions. All requests to change a vote must be given to a member of the Committee for independent review by the Committee. Following receipt of such request, the Committee shall follow the following process:

1.	Complete a Proxy Override Request Form which contains (a) information regarding the resolution in question, (b) the rationale for why the Adviser should not follow the Proxy Administrator’s recommendation, and (c) the identification of any potential conflicts between the Adviser and the advisory client with respect to the voting of a Proxy. Examples of conflicts of interest include situations where:

•	The Adviser seeks to manage the assets of a company whose securities are held by an advisory client; and

•	The Adviser or senior executives of the Adviser may have personal or other business relationships with participants in proxy contests, corporate directors, candidates for corporate directorships, or any other matter coming before shareholders — for example, an executive of the Adviser may have a spouse or other relative who serves as a director of a company or who is employed by the company.

2.	The completed Proxy Override Request Form is then submitted to the Committee for review and approval. The Committee must approve the override request for it to be implemented.

a.	The Committee will review the override request and supporting documentation to determine whether the requested override is in the best interests of the advisory client holding the Proxy and review for any potential conflicts of interest.

b.	An override request may be approved by the Committee if it believes any potential conflicts of interest do not outweigh the business rationale for the override or the Proxy Administrator’s determination is already being overridden.

3.	If the Committee approves the request to override the Proxy Administrator’s recommendation, the Committee will memorialize the approval on the Proxy Override Request Form and communicate the revised voting instruction to the Proxy Administrator.

4.	The Committee will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, and supporting documentation with the records of the Committee and in accordance with the recordkeeping requirements contained herein.

VII.     RECORDKEEPING.

The Adviser shall make and retain the following documentation:

1.	All proxy voting policies and procedures;

2.	A copy of each proxy statement it receives regarding advisory client securities[1];

3.	A record of each vote cast by the Adviser (or its designee) on behalf of an advisory client;

4.	A record of all oral and a copy of all written communications received and memoranda or similar documents created by the Adviser that were material to making a decision on voting advisory client securities; and

5.	A record of each advisory client’s request for proxy voting information and the Adviser’s response, including the date of the request, the name of the advisory client and date.

[1]	If necessary, the Adviser will normally have access to such proxy statements through the Securities and Exchange Commission’s website, www.sec.gov. Similarly, the Proxy Administrator will retain records of each vote cast on behalf of Adviser clients.

All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include the Proxy Administrator’s offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

VIII.     REVIEW OF POLICY.

The Committee shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

A I M CAPITAL MANAGEMENT, INC.

PROXY POLICIES AND PROCEDURES

A.    Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.    Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and sit on the board’s audit, compensation or nominating committee;

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Implement or renew a dead-hand or modified dead-hand poison pill;

•	Enacted egregious corporate governance policies or failed to replace management as appropriate;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Portfolio manager’s assessment;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Background to the proxy contest.

II.    Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III.    Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•	We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	We will vote against plans that have any of the following structural features: ability to reprice underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV.    Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.    Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.

•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.

•	We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.    Other

•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.    Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote.

The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Directors/Trustees:

1.	Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.	AIM will not publicly announce its voting intentions and the reasons therefore.

3.	AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.	All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

C.    Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.    Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.    Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

WELLINGTON MANAGEMENT COMPANY, LLP

SUMMARY OF PROXY VOTING POLICY

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management’s Proxy Committee is responsible for the review and oversight of the firm’s Proxy Policies and Procedures. The Proxy Group within Wellington Management’s Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

BLACKROCK ADVISORS, INC.

PROXY VOTING POLICY

INTRODUCTION

This Proxy Voting Policy (“Policy”) for BlackRock Advisors, Inc. and its affiliated registered investment advisers (“BlackRock”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of a conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A.	Social Issues,

B.	Financial/Corporate Issues, and

C.	Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

BlackRock will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

SECTION III

VOTING PROCESS

BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

                            PART C: OTHER INFORMATION

Item 23.        Exhibits:

    (a)         Trust Instrument

    (a)(1)      Agreement and Declaration of Trust of Registrant./1/

    (a)(2)      Certificate of Trust of Registrant./1/

    (b)         Copy of the By-laws of Registrant./1/

    (c)         None other than provisions contained in Exhibit (a)(1) and (b)

    (d)         Investment Advisory Contracts

     (d)(1)     Investment Management Agreement between Registrant and The
                Equitable Life Assurance Society of the United States
                ("Equitable") dated as of November 30, 2001./3/

    (d)(2)      Investment Advisory Agreement between Equitable and Alliance
                Capital Management L.P. ("Alliance Capital") dated as of
                November 30, 2001 with respect to AXA Premier Large Cap Growth
                Fund, AXA Premier Large Cap Core Equity Fund, AXA Premier Large
                Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund, AXA
                Premier International Equity Fund, AXA Premier Technology Fund
                and AXA Premier Money Market Fund./2/

    (d)(2)(i)   Amended and Restated Investment Advisory Agreement between
                Equitable and Alliance Capital dated as of July 31, 2003 with respect to AXA Premier Large Cap Growth Fund, AXA Premier Large
                Cap Core Equity Fund, AXA Premier Large Cap Value Fund, AXA
                Premier Small/Mid Cap Growth Fund, AXA Premier International
                Equity Fund, AXA Premier Technology Fund and AXA Premier Money
                Market Fund - (filed herewith).

    (d)(2)(ii)  Amendment No. 1 dated as of December 12, 2003 to Amended and
                Restated Investment Advisory Agreement between Equitable and
                Alliance Capital with respect to AXA Premier Large Cap Growth
                Fund, AXA Premier Large Cap Core Equity Fund, AXA Premier Large
                Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund, AXA
                Premier International Equity Fund and AXA Premier Money Market
                Fund - (filed herewith).

    (d)(3)      Investment Advisory Agreement between Equitable and Dresdner RCM
                Global Investors LLC ("Dresdner") dated as of November 30, 2001 with respect to AXA Premier Large Cap Growth Fund, AXA Premier
                Technology Fund and AXA Premier Health Care Fund./1/

    (d)(3)(i)   Investment Advisory Agreement between Equitable and Dresdner dated as of November 30, 2001 with respect to AXA Premier Large
                Cap Growth Fund, AXA Premier Technology Fund and AXA Premier
                Health Care Fund./2/

    (d)(3)(ii)  Amended and Restated Investment Advisory Agreement between
                Equitable and Dresdner dated as of July 31, 2003 with respect to
                AXA Premier Large Cap Growth Fund, AXA Premier Technology Fund
                and AXA Premier Health Care Fund - (filed herewith).


                                       1

    (d)(3)(iii) Amendment No. 1 dated as of December 12, 2003 to Amended and
                Restated Investment Advisory Agreement between Equitable and
                Dresdner with respect to AXA Premier Large Cap Growth Fund, AXA
                Premier Technology Fund and AXA Premier Health Care Fund -
                (filed herewith).

    (d)(4)      Investment Advisory Agreement between Equitable and TCW
                Investment Management Company ("TCW") dated as of November 30,
                2001 with respect to AXA Premier Large Cap Growth Fund and AXA
                Premier Small/Mid Cap Value Fund.

    (d)(4)(i)   Amended and Restated Investment Advisory Agreement between
                Equitable and TCW dated as of August 18, 2003 with respect to
                AXA Premier Large Cap Growth Fund and AXA Premier Small/Mid Cap
                Value Fund - (filed herewith).

    (d)(5)      Investment Advisory Agreement between Equitable and Janus
                Capital Management LLC ("Janus") dated as of April 3, 2002 with respect to AXA Premier Large Cap Core Equity Fund./2/

    (d)(5)(i)   Amended and Restated Investment Advisory Agreement between
                Equitable and Janus dated as of July 31, 2003 with respect to
                AXA Premier Large Cap Core Equity Fund - (filed herewith).

    (d)(6)      Investment Advisory Agreement between Equitable and Thornburg
                Investment Management, Inc. ("Thornburg") dated as of November
                30, 2001 with respect to AXA Premier Large Cap Core Equity
                Fund./1/

    (d)(6)(i)   Amended and Restated Investment Advisory Agreement between
                Equitable and Thornburg dated as of July 31, 2003 with respect to AXA Premier Large Cap Core Equity Fund - (filed herewith).

    (d)(7)      Investment Advisory Agreement between Equitable and
                Institutional Capital Corporation ("ICAP") dated as of November
                30, 2001 with respect to AXA Premier Large Cap Value Fund./1/

    (d)(7)(i)   Amended and Restated Investment Advisory Agreement between
                Equitable and ICAP dated as of July 31, 2003  with respect to
                AXA Premier Large Cap Value Fund - (filed herewith).

    (d)(8)      Investment Advisory Agreement between Equitable and MFS
                Investment Management ("MFS") dated as of November 30, 2001 with respect to AXA Premier Large Cap Value Fund and AXA Premier
                Small/Mid Cap Growth Fund./1/

    (d)(8)(i)   Amendment No. 1 dated as of August 1, 2002 to Investment
                Advisory Agreement between Equitable and MFS with respect to AXA
                Premier Large Cap Value Fund./2/

    (d)(8)(ii)  Amended and Restated Investment Advisory Agreement between
                Equitable and MFS dated as of July 31, 2003 with respect to AXA
                Premier Large Cap Value Fund - (filed herewith).

    (d)(9)      Investment Advisory Agreement between Equitable and RS
                Investment Management, LP ("RSIM") dated as of November 30, 2001 with respect to AXA Premier Small/Mid Cap Growth Fund./1/

    (d)(10)     Investment Advisory Agreement between Equitable and AXA
                Rosenberg Investment Management LLC ("AXA Rosenberg") dated as of November 30, 2001 with respect to AXA Premier Small/Mid Cap
                Value Fund./1/

                                       2

    (d)(10)(i)   Amended and Restated Investment Advisory Agreement between
                 Equitable and AXA Rosenberg dated as of August 18, 2003 with respect to AXA Premier Small/Mid Cap Value Fund - (filed
                 herewith).

    (d)(11)      Investment Advisory Agreement between Equitable and The Boston
                 Company Asset Management, LLC ("BCAM") dated as of November 30,
                 2001 with respect to AXA Premier Small/Mid Cap Value Fund./1/

    (d)(12)      Investment Advisory Agreement between Equitable and Bank of
                 Ireland Asset Management (U.S.) Limited ("BIAM (U.S.)") dated as of November 30, 2001 with respect to AXA Premier
                 International Equity Fund. 1

    (d)(12)(i)   Amended and Restated Investment Advisory Agreement between
                 Equitable and BIAM (U.S.) dated as of July 31, 2003 with
                 respect to AXA Premier International Equity Fund - (filed
                 herewith).

    (d)(13)      Investment Advisory Agreement between Equitable and
                 OppenheimerFunds, Inc. ("Oppenheimer") dated as of November 30,
                 2001 with respect to AXA Premier International Equity Fund./1/

    (d)(14)      Investment Advisory Agreement between Equitable and Firsthand
                 Capital Management, Inc. ("Firsthand") dated as of November 30,
                 2001 with respect to AXA Premier Technology Fund./1/

    (d)(14)(i)   Amended and Restated Investment Advisory Agreement between
                 Equitable and Firsthand dated as of July 31, 2003 with respect to AXA Premier Technology Fund - (filed herewith).

    (d)(14)(ii)  Amendment No. 1 dated as of December 12, 2003 to Amended and
                 Restated Investment Advisory Agreement between Equitable and
                 Firsthand with respect to AXA Premier Technology Fund - (filed herewith).

    (d)(15)      Investment Advisory Agreement between Equitable and A I M
                 Capital Management, Inc. ("AIM") dated as of November 30, 2001 with respect to AXA Premier Health Care Fund./1/

    (d)(15)(i)   Amended and Restated Investment Advisory Agreement between
                 Equitable and AIM dated as of July 31, 2003 with respect to AXA
                 Premier Health Care Fund - (filed herewith).

    (d)(16)      Investment Advisory Agreement between Equitable and Wellington
                 Management Company, LLP ("Wellington") dated as of November 30,
                 2001 with respect to AXA Premier Health Care Fund./1/

    (d)(16)(i)   Amendment No. 1 dated as of August 1, 2002 to Investment
                 Advisory Agreement between Equitable and Wellington with
                 respect to AXA Premier Small/Mid Cap Value Fund and AXA Premier
                 Health Care Fund./2/

    (d)(16)(ii)  Amended and Restated Investment Advisory Agreement
                 between Equitable and Wellington dated as of August 18, 2003 with respect to AXA Premier Small/Mid Cap Value Fund and AXA
                 Premier Health Care Fund - (filed herewith).

    (d)(16)(iii) Amendment No. 1 dated as of December 12, 2003 to Amended and
                 Restated Investment Advisory Agreement between Equitable and
                 Wellington with respect to AXA Premier Health Care Fund and AXA
                 Premier Technology Fund - (filed herewith).

                                       3

    (d)(17)      Investment Advisory Agreement between Equitable and BlackRock
                 Advisors, Inc. ("BAI") dated as of November 30, 2001 with
                 respect to AXA Premier Core Bond Fund./1/

    (d)(17)(i)   Amended and Restated Investment Advisory Agreement between
                 Equitable and BAI dated as of August 18, 2003 with respect to
                 AXA Premier Core Bond Fund - (filed herewith).

    (d)(18)      Investment Advisory Agreement between Equitable and Pacific
                 Investment Management Company LLC ("PIMCO") dated as of
                 November 30, 2001 with respect to AXA Premier Core Bond
                 Fund./1/

    (d)(18)(i)   Amended and Restated Investment Advisory Agreement between
                 Equitable and PIMCO dated as of July 31, 2003 with respect to
                 AXA Premier Core Bond Fund- (filed herewith).

    (d)(19)      Investment Advisory Agreement between Equitable and Provident
                 Investment Counsel, Inc. ("Provident") dated as of August 1,
                 2002 with respect to AXA Premier Small/Mid Cap Growth Fund./2/

    (d)(19)(i)   Amended and Restated Investment Advisory Agreement between
                 Equitable and Provident dated as of July 31, 2003 with respect to AXA Premier Small/Mid Cap Growth Fund - (filed herewith).

    (d)(20)      Investment Advisory Agreement between Equitable and Franklin
                 Advisers, Inc. ("Franklin") dated as of May 30, 2003 with
                 respect to AXA Premier Small/Mid Cap Growth Fund - (filed
                 herewith).

    (d)(21)      Investment Advisory Agreement between Equitable and Marsico
                 Capital Management, LLC ("Marsico") dated as of May 30, 2003 with respect to AXA Premier International Equity Fund - (filed herewith).

    (e)          Underwriting Contracts

    (e)(1)       Distribution Agreement between Registrant and AXA Advisors, LLC
                 ("AXA Advisors") dated as of November 30, 2001./1/

    (e)(2)       Distribution Agreement between Registrant and Equitable
                 Distributors, Inc. ("EDI") dated as of November 30, 2001./1/

    (e)(3)       Distribution Agreement between Registrant and AXA Distributors,
                 LLC ("AXA Distributors") dated as of November 30, 2001./1/

    (f)          Form of Deferred Compensation Plan./1/

    (g)          Global Custody Agreement between Registrant and JPMorgan Chase
                 Bank dated as of December 31, 2001./2/

    (h)          Other Material Contracts

    (h)(1)       Mutual Funds Service Agreement between Registrant and Equitable dated as of November 30, 2001./1/

    (h)(3)       Transfer Agency Services Agreement between Registrant and PFPC,
                 Inc. ("PFPC") dated as of December 20, 2001./1/

    (h)(3)(i)    Amendment to Transfer Agency Services Agreement between
                 Registrant and PFPC dated as of July 24, 2002./2/

    (h)(3)(ii)   Amendment to Transfer Agency Services Agreement between
                 Registrant and PFPC

                                       4

                 dated as of December 10, 2002./2/

    (h)(4)       Expense Limitation Agreement between Registrant and Equitable dated as of November 30, 2001./1/

    (h)(4)(i)    Amended and Restated Expense Limitation Agreement between
                 Registrant and Equitable, effective as of June 1, 2002./2/

    (i)          Legal Opinions

    (i)(1)       Legal Opinion of Kirkpatrick & Lockhart LLP regarding the
                 legality of the securities being registered - (to be filed by amendment).

    (i)(2)       Legal Opinion of Delaware counsel regarding the legality of the securities being registered./1/

    (j)          Other Consents

    (j)(1)       Consent of Independent Accountants - (to be filed by
                 amendment).

    (j)(2)       Powers of Attorney./1/

    (j)(2)(i)    Revised Powers of Attorney./2/

    (k)          Omitted Financial Statements - (not applicable).

    (l)          Initial Capital Agreement dated November 12, 2001./1/

    (m)          Rule 12b-1 Plans

    (m)(1)       Distribution Plan pursuant to Rule 12b-1 with respect to Class
                 A shares of the Registrant/1/

    (m)(2)       Distribution Plan pursuant to Rule 12b-1 with respect to Class
                 B and C shares of the Registrant./1/

    (n)          Plan Pursuant to Rule 18f-3 Under the Investment Company Act of
                 1940./1/

    (o)          Reserved

    (p)          Codes of Ethics

    (p)(1)       Code of Ethics of the Registrant, Equitable, AXA Advisors and
                 AXA Distributors./1/

    (p)(1)(i)    Code of Ethics of the Registrant, Equitable, AXA Advisors and
                 AXA Distributors, as revised December 10, 2003 - (filed
                 herewith).

    (p)(2)       Code of Ethics of Alliance Capital, dated January 2001./1/

    (p)(2)(i)    Revised Code of Ethics of Alliance Capital, effective April
                 2002./2/

    (p)(2)(ii)   Revised Code of Ethics of Alliance Capital, effective June 2003
                 - (filed herewith).

    (p)(3)       Code of Ethics of Dresdner, revised May 2001./1/

    (p)(4)       Code of Ethics of TCW, dated March 2000./1/

    (p)(5)       Code of Ethics of Janus, as revised June 1, 2001./1/

    (p)(5)(i)    Code of Ethics of Janus, as revised April 1, 2002./2/

    (p)(5)(ii)   Code of Ethics of Janus, as revised March 14, 2003 - (filed herewith).

    (p)(5)(iii)  Code of Ethics of Janus, as revised June 9, 2003 - (filed herewith).

    (p)(6)       Code of Ethics of Thornburg, as revised May 2001./1/

                                       5

    (p)(7)       Code of Ethics of ICAP, restated effective as of September 30,
                 1998 and amended March 1, 2000./1/

    (p)(8)       Code of Ethics of MFS, effective as of September 1, 2000./1/

    (p)(9)       Code of Ethics of RSIM, dated July 1, 2000, amended March 8,
                 2001./1/

    (p)(10)      Code of Ethics of AXA Rosenberg./1/

    (p)(11)      Code of Ethics of BCAM./1/

    (p)(12)      Code of Ethics of BIAM (U.S.)./1/

    (p)(13)      Code of Ethics of Oppenheimer, dated March 1, 2000./1/

    (p)(13)(i)   Code of Ethics of Oppenheimer, dated as of May 15, 2002, as amended and restated./2/

    (p)(14)      Code of Ethics of Firsthand, dated May 12, 2001./1/

    (p)(15)      Code of Ethics of AIM, as amended February 24, 2001./1/

    (p) (15)(i)  Code of Ethics of AIM, as amended September 27, 2002./2/

    (p)(15)(ii)  Code of Ethics of AIM, as amended June 10, 2003 - (filed herewith).

    (p)(16)      Code of Ethics of Wellington, revised March 1, 2000./1/

    (p)(17)      Code of Ethics of BAI, effective March 1, 2000./1/

    (p)(18)      Code of Ethics of PIMCO, effective as of March 31, 2000./1/

    (p)(19)      Code of Ethics of Provident, effective February 15, 2002./2/

    (p)(19)(i)   Code of Ethics of Provident, effective April 1, 2003 - (filed herewith).

    (p)(20)      Code of Ethics of Franklin, revised December 3, 2003 - (filed herewith).

    (p)(21)      Code of Ethics of Marsico, effective February 13, 2003 - (filed herewith).

Item 24.   Persons controlled by or under Common Control with Registrant

         None.

Item 25.   Indemnification

     Incorporated herein by reference to Post-Effective Amendment No. 2 to
Registrant's Registration Statement on Form N-1A filed on December 19, 2002
(File No. 333-70752).

Item 26.   Business and Other Connections of Investment Adviser

     Equitable is a registered investment adviser and serves as manager for all funds of the Registrant. The description of Equitable under the caption of
"Management of the Trust" in the Prospectus and under the caption "Investment
Management and Other Services" in the Statement of Additional Information
constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors

-----------------
1   Incorporated herein by reference to Pre-Effective Amendment No. 1 to
    Registrant's Registration Statement on Form N-1A filed on December 5, 2001
    (File No. 333-70752).
2   Incorporated herein by reference to Post-Effective Amendment No. 2 to
    Registrant's Registration Statement on Form N-1A filed on December 19, 2002
    (File No. 333-70752).
3   Incorporated herein by reference to Post-Effective Amendment No. 3 to
    Registrant's Registration Statement on Form N-1A filed on February 20, 2003
    (File No. 333-70752).

                                       6

and officers of Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. Equitable, with the approval of the Registrant's board of trustees, selects sub-advisers for each fund of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the funds.

     Alliance Capital serves as a sub-adviser to AXA Premier Large Cap Growth
Fund, AXA Premier Large Cap Value Fund, AXA Premier Small/Mid Cap Growth Fund
and AXA Money Market Fund. In addition, Alliance Capital, through its Bernstein
Investment Research and Management unit, serves as a sub-adviser to AXA Premier
Large Cap Core Equity Fund and AXA Premier International Equity Fund. The
description of Alliance Capital under the caption "Investment Management and
Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Alliance Capital set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) is
incorporated herein by reference.

     Dresdner serves as a sub-adviser to AXA Premier Large Cap Growth Fund, AXA
Premier Technology Fund and AXA Premier Health Care Fund. The description of
Dresdner under the caption "Investment Management and Other Services" in the
Statement of Additional Information constituting Part B of this Registration
Statement is incorporated herein by reference. Information on the directors and officers of Dresdner set forth in its Form ADV filed with the Securities and
Exchange Commission (File No. 801-56308) is incorporated herein by reference.

     TCW serves as a sub-adviser to AXA Premier Large Cap Growth Fund and AXA
Premier Small/Mid Cap Value Fund. The description of TCW under the caption
"Investment Management and Other Services" in the Statement of Additional
Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW set forth in its Form ADV filed with the Securities and Exchange Commission (File No.
801-29075) is incorporated herein by reference.

     Janus serves as a sub-adviser to AXA Premier Large Cap Core Equity Fund.
The description of Janus under the caption "Investment Management and Other
Services" in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of Janus set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-13991) is incorporated herein by reference.

     Thornburg serves as a sub-adviser to AXA Premier Large Cap Core Equity
Fund. The description of Thornburg under the caption "Investment Management and
Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Thornburg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) is incorporated herein by reference.

     ICAP serves as a sub-adviser to AXA Premier Large Cap Value Fund. The description of ICAP under the caption "Investment Management and Other Services"
in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of ICAP set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-40779) is incorporated herein by reference.

     MFS serves as a sub-adviser to AXA Premier Large Cap Value Fund. The description of MFS under the caption "Investment Management and Other Services"
in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-46433) is incorporated herein by reference.

                                       7

     Provident serves as a sub-adviser to AXA Premier Small/Cap Growth Fund. The description of Provident under the caption "Investment Management and Other
Services" in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of Provident set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-47993) is incorporated herein by reference.

     Franklin serves as a sub-adviser to AXA Premier Small/Mid Cap Growth Fund.
The description of Franklin under the caption "Investment Management and Other
Services" in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of Franklin set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-26292) is incorporated herein by reference.

     AXA Rosenberg serves as a sub-adviser to AXA Premier Small/Mid Cap Value
Fund. The description of AXA Rosenberg under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part
B of this Registration Statement is incorporated herein by reference.
Information on the directors and officers of AXA Rosenberg set forth in its Form
ADV filed with the Securities and Exchange Commission (File No. 801-56080) is
incorporated herein by reference.

     BIAM (U.S.) serves as a sub-adviser to AXA Premier International Equity
Fund. The description of BIAM (U.S.) under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part
B of this Registration Statement is incorporated herein by reference.
Information on the directors and officers of BIAM (U.S.) set forth in its Form
ADV filed with the Securities and Exchange Commission (File No. 801-29606) is
incorporated herein by reference.

     Marsico serves as a sub-adviser to AXA Premier International Equity Fund.
The description of Marsico under the caption "Investment Management and Other
Services" in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of Marsico set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-54914) is incorporated herein by reference.

     Firsthand serves as a sub-adviser to AXA Premier Technology Fund. The description of Firsthand under the caption "Investment Management and Other
Services" in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of Firsthand set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-45534) is incorporated herein by reference.

     AIM serves as a sub-adviser to AXA Premier Health Care Fund. The description of AIM under the caption "Investment Management and Other Services"
in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of AIM set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-15211) is incorporated herein by reference.

     Wellington serves as a sub-adviser to AXA Premier Health Care Fund, AXA
Premier Small/Mid Cap Value Fund and AXA Premier Technology Fund. The
description of Wellington under the caption "Investment Management and Other
Services" in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of Wellington set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-15908) is incorporated herein by reference.

                                       8

     BAI serves as a sub-adviser to AXA Premier Core Bond Fund. The description of BAI under the caption "Investment Management and Other Services" in the
Statement of Additional Information constituting Part B of this Registration
Statement is incorporated herein by reference. Information on the directors and officers of BAI set forth in its Form ADV filed with the Securities and Exchange
Commission (File No. 801-47710) is incorporated herein by reference.

     PIMCO serves as a sub-adviser to AXA Premier Core Bond Fund. The description of PIMCO under the caption "Investment Management and Other
Services" in the Statement of Additional Information constituting Part B of this
Registration Statement is incorporated herein by reference. Information on the directors and officers of PIMCO set forth in its Form ADV filed with the
Securities and Exchange Commission (File No. 801-48187) is incorporated herein by reference.

Item 27. Principal Underwriter

     (a) AXA Advisors and AXA Distributors are the principal underwriters. AXA
Advisors also serves as a principal underwriter for the following entities: AXA
Premier VIP Trust; EQ Advisors Trust; Separate Account Nos. 45, 66 and 301 of
Equitable; and Separate Accounts A, I and FP of Equitable. AXA Distributors also serves as a principal underwriter for AXA Premier VIP Trust, EQ Advisors Trust and Separate Account No. 49 of Equitable.

     (b) Set forth below is certain information regarding the directors and officers of AXA Advisors and AXA Distributors, the principal underwriters.
Except as indicated otherwise, the business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104. The business address of each person whose name is preceded by an asterisk is 1345 Avenue of the
Americas, 33rd Floor, New York, New York 10105. The business address of each person whose name is preceded by a double asterisk is 315 Upper Mountain Avenue,
Upper Montclair, New Jersey. The business address of each person whose name is preceded by a triple asterisk is 42 Salt Cedar Lane, Kiawah Island, SC 29455.

                                       9

=====================================================================================================================
                                                 AXA Advisors, LLC
=====================================================================================================================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH                 POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               AXA ADVISORS, LLC                          THE TRUST
---------------------------------------------------------------------------------------------------------------------
DIRECTORS
        Harvey E. Blitz                        Director
*       David Conine                           Director
        Jerald E. Hampton                      Director
        Robert S. Jones                        Director
**,***  Michael S. Martin                      Director
        Richard V. Silver                      Director
        Tom Wirtshafter                        Director
        Mark R. Wutt                           Director
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
OFFICERS

        Michael S. Martin                      Chairman of the Board
        Jerald E. Hampton                      Co President and Co Chief
                                                  Executive Officer
        Robert S. Jones                        Co President and Co Chief
                                                  Executive Officer
        Tom Wirtshafter                        Chief Operating Officer
        Ned Dane                               Executive Vice President
        Fred Folco                             Executive Vice President
**      Edward J. Hayes                        Executive Vice President
        Peter D. Noris                         Executive Vice President                   Chairman of the Board
        James P. Bodovitz                      Senior Vice President and
                                                  General Counsel
        Kevin Byrne                            Senior Vice President and
                                                  Treasurer
        Stephen T. Burnthall                   Senior Vice President
        Janell Chan                            Senior Vice President
        Jill Cooley                            Senior Vice President and
                                                  Operations Officer
        Paul Gallagher                         Senior Vice President
        James Goodwin                          Senior Vice President
        Jeffrey Green                          Senior Vice President
        Eric Mosholt                           Senior Vice President

                                       10

=====================================================================================================================
                                                 AXA Advisors, LLC
=====================================================================================================================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH                 POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               AXA ADVISORS, LLC                          THE TRUST
---------------------------------------------------------------------------------------------------------------------
        Robert Schmidt                         Senior Vice President
        David Cerza                            First Vice President
        Donna M. Dazzo                         First Vice President
        Amy Franceschini                       First Vice President
        Darren Gitlitz                         First Vice President
        Peter Mastrantuono                     First Vice President
        David Mahler                           Vice President and Compliance
                                                  Officer
        Mark D. Godofsky                       Vice President and Controller
        Linda J. Galasso                       Vice President and Secretary
        Beth Andreozzi                         Vice President                             Vice President
        Raymond T. Barry                       Vice President
        Michael Brzozowski                     Vice President
        Claire A. Comerford                    Vice President
        Gary Gordon                            Vice President
        Michael V. Higgins                     Vice President
        Gisela Jackson                         Vice President
        Frank Massa                            Vice President
        Jose Montengro                         Vice President
        Sandi Narvaez                          Vice President
        Edna Russo                             Vice President
        Michael Ryniker                        Vice President
        James Woodley                          Vice President
        Frank Acierno                          Assistant Vice President
        Harvey E. Blitz                        Assistant Vice President
        Francesca Divone                       Assistant Secretary

=====================================================================================================================

=====================================================================================================================
                                               AXA Distributors, LLC
=====================================================================================================================

                                               POSITIONS AND OFFICES WITH AXA             POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS            DISTRIBUTORS, LLC                          THE TRUST
---------------------------------------------------------------------------------------------------------------------
DIRECTORS
        Jerald E. Hampton                      Director
        Deanna Mulligan                        Director
        Jeffrey McGregor                       Director

                                       11

=====================================================================================================================
                                               AXA Distributors, LLC
=====================================================================================================================

                                               POSITIONS AND OFFICES WITH AXA             POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS            DISTRIBUTORS, LLC                          THE TRUST
---------------------------------------------------------------------------------------------------------------------
OFFICERS

        Jerald E. Hampton                      Chairman of the Board and
                                                  Chief Executive Officer
        Jeffrey McGregor                       President
        Hunter Allen                           Senior Vice President and National
                                                  Sales Director
        Michael Brandreit                      Senior Vice President
        Megan Condron                          Senior Vice President and
                                                  Key Account Manager
        Chris Gabrielsen                       Senior Vice President
        David Hughes                           Senior Vice President
        Harry Johnson                          Senior Vice President
        Michael McDaniel                       Senior Vice President and Broker
                                                  Dealer National Sales Manager
        Robert Mullett                         Senior Vice President
        Daniel Roebuck                         Senior Vice President
        Bryan Tutor                            Senior Vice President
        Norman J. Abrams                       Vice President and General
                                                  Counsel
        Kurt Auleta                            Vice President and Annuity Sales
                                                  Desk Manager
        Raymond T. Barry                       Vice President
        Jeffrey Coomes                         Vice President
        Daniel Faller                          Vice President
        Carol Fracasso                         Vice President and Life Sales
                                                  Desk Manager
        Linda J. Galasso                       Vice President and Secretary
        David Halstead                         Vice President
        Page Long                              Vice President
        Sandra Narvaez                         Vice President
        Dimas Nunez                            Vice President
        Patrick O'Shea                         Vice President and Chief Financial
                                                  Officer
        Anthea Perkinson                       Vice President and Key Account
                                                  Manager
        Ronald R. Quist                        Vice President and Treasurer
=====================================================================================================================

                                       12

=====================================================================================================================
                                               AXA Distributors, LLC
=====================================================================================================================
                                               POSITIONS AND OFFICES WITH AXA             POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS            DISTRIBUTORS, LLC                          THE TRUST
---------------------------------------------------------------------------------------------------------------------
        Alice Stout                            Vice President
        Mary Toumpas                           Vice President
        Steve Carapella                        Assistant Vice President
        Nahula Ethirveerasingan                Assistant Vice President
        Sandra Ferantello                      Assistant Vice President
        Michael Gass                           Assistant Vice President
        Kelly Riddell                          Assistant Vice President
        Francesca Divone                       Assistant Secretary
=====================================================================================================================

        (c)      Inapplicable.

Item 28. Location of Accounts and Records

     Books or other documents required to be maintained by Section 31(a) of the
Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6);
     (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

        JP Morgan Chase Bank
        4 Chase MetroTech Center
        Brooklyn, New York 11245

(b)  With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4);
     (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant's Administrator and Sub-Administrator:

        The Equitable Life Assurance Society     J.P. Morgan Investors
           of the United States                     Services Co.
        1290 Avenue of the Americas              73 Tremont Street
        New York, NY  10104                      Boston, MA  02108

(c)  With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the
     required books and records are maintained at the principal offices of the
     Registrant's Manager or Sub-advisers:

        The Equitable Life Assurance Society     AXA Rosenberg Investment
          of the United States                      Management LLC
        1290 Avenue of the Americas              4 Orinda Way
        New York, NY  10104                      Building E
                                                 Orinda, CA  94563

                                       13

        Alliance Capital Management L.P.         Provident Investment Counsel,
        1345 Avenue of the Americas                 Inc.
        New York, NY  10105                      300 North Lake Avenue
                                                 Pasadena, CA  91101-4106

        Dresdner RCM Global Investors LLC        Bank of Ireland Asset
        Four Embarcadero Center                     Management (U.S.) Limited
        San Francisco, CA  94111-4189            26 Fitzwilliam Place
                                                 Dublin 2, Ireland

        TCW Investment Management Company        Marsico Capital Management, LLC
        865 South Figueroa Street                1200 17th Street
        Los Angeles, CA  90017                   Suite 1300
                                                 Denver, CO  80202

        Janus Capital Management LLC             Firsthand Capital Management,
        100 Fillmore Street                         Inc.
        Denver, CO  80206                        125 South Market
                                                 Suite 1200
                                                 San Jose, CA  95113

        Thornburg Investment Management, Inc.    A I M Capital Management, Inc.
        119 East Marcy Street                    11 Greenway Plaza
        Santa Fe, NM  87501-2046                 Suite 100
                                                 Houston, TX  77046

        Institutional Capital Corporation        Wellington Management Company,
        225 West Wacker Dr.                         LLP
        Suite 2400                               75 State Street
        Chicago, IL  60606                       Boston, MA  02109

        MFS Investment Management                BlackRock Advisors, Inc.
        500 Boylston Street                      345 Park Avenue
        Boston, MA  02116                        New York, NY  10154

        Franklin Advisers, Inc.                  Pacific Investment Management
        One Franklin Parkway                        Company LLC
        San Mateo, CA  94403                     840 Newport Center Drive
                                                 Suite 360
                                                 Newport Beach, CA  92658-6430

Item 29. Management Services

         Not applicable.

                                       14

Item 30. Undertakings

         Inapplicable.

                                       15

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 , as amended
("1933 Act"), and the Investment Company Act of 1940, as amended, the
Registrant, AXA Premier Funds Trust has duly caused this Post-Effective
Amendment No. 4 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 22nd day of December 2003.
                                     AXA PREMIER FUNDS TRUST

                                     By:      /s/ Steven M. Joenk
                                         ---------------------------------------
                                              Name:    Steven M. Joenk
                                              Title:   President and
                                                       Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.
Signature                                                  Title                                   Date

/s/ Steven M. Joenk
------------------------------------                   President and                        December 22, 2003
Steven M. Joenk                                  Chief Executive Officer

/s/ Gerald C. Crotty*                                     Trustee                           December 22, 2003
------------------------------------
Gerald C. Crotty

/s/ Barry Hamerling*                                      Trustee                           December 22, 2003
------------------------------------
Barry Hamerling

/s/ Peter D. Noris*                                       Trustee                           December 22, 2003
------------------------------------
Peter D. Noris

/s/ Cynthia R. Plouche*                                   Trustee                           December 22, 2003
------------------------------------
Cynthia R. Plouche

/s/ Rayman L. Solomon*                                    Trustee                           December 22, 2003
------------------------------------
Rayman L. Solomon

    By:  /s/ Steven M. Joenk
        ----------------------------------
         Steven M. Joenk
         (Attorney-in-Fact)

                             AXA PREMIER FUNDS TRUST

                                  EXHIBIT INDEX

(d)(2)(i)    Amended and Restated Investment Advisory Agreement between The
             Equitable Life Assurance Society of the United States ("Equitable")
             and Alliance Capital Management L.P. ("Alliance Capital") dated as of July 31, 2003 with respect to AXA Premier Large Cap Growth Fund,
             AXA Premier Large Cap Core Equity Fund, AXA Premier Large Cap Value
             Fund, AXA Premier Small/Mid Cap Growth Fund, AXA Premier
             International Equity Fund, AXA Premier Technology Fund and AXA
             Premier Money Market Fund.

(d)(2)(ii)   Amendment No. 1 dated as of December 12, 2003 to the Amended and
             Restated Investment Advisory Agreement between Equitable and
             Alliance Capital with respect to AXA Premier Large Cap Growth Fund,
             AXA Premier Large Cap Core Equity Fund, AXA Premier Large Cap Value
             Fund, AXA Premier Small/Mid Cap Growth Fund, AXA Premier
             International Equity Fund and AXA Premier Money Market Fund.

(d)(3)(ii)   Amended and Restated Investment Advisory Agreement between
             Equitable and Dresdner RCM Global Investors LLC ("Dresdner") dated as of July 31, 2003 with respect to AXA Premier Large Cap Growth
             Fund, AXA Premier Technology Fund and AXA Premier Health Care Fund.

(d)(3)(iii)  Amendment No. 1 dated as of December 12, 2003 to the Amended and
             Restated Investment Advisory Agreement between Equitable and
             Dresdner with respect to AXA Premier Large Cap Growth Fund,
             AXA Premier Technology Fund and AXA Premier Health Care Fund.

(d)(4)(i)    Amended and Restated Investment Advisory Agreement between
             Equitable and TCW Investment Management Company dated as of August
             18, 2003 with respect to AXA Premier Large Cap Growth Fund and AXA
             Premier Small/Mid Cap Value Fund.

(d)(5)(i)    Amended and Restated Investment Advisory Agreement between
             Equitable and Janus Capital Management LLC ("Janus") dated as of
             July 31, 2003 with respect to AXA Premier Large Cap Core Equity
             Fund.

(d)(6)(i)    Amended and Restated Investment Advisory Agreement between
             Equitable and Thornburg Investment Management, Inc. dated as of
             July 31, 2003 with respect to AXA Premier Large Cap Core Equity
             Fund.

(d)(7)(i)    Amended and Restated Investment Advisory Agreement between
             Equitable and Institutional Capital Corporation dated as of July
             31, 2003 with respect to AXA Premier Large Cap Value Fund.

(d)(8)(ii)   Amended and Restated Investment Advisory Agreement between
             Equitable and MFS Investment Management dated as of July 31, 2003 with respect to AXA Premier Large Cap Value Fund.

(d)(10)(i)   Amended and Restated Investment Advisory Agreement between
             Equitable and AXA Rosenberg Investment Management LLC dated as of
             August 18, 2003 with respect to AXA Premier Small/Mid Cap Value
             Fund

(d)(12)(i)   Amended and Restated Investment Advisory Agreement between
             Equitable and Bank of Ireland Asset Management (U.S.) Limited dated as of July 31, 2003 with respect to AXA Premier International
             Equity Fund.

(d)(14)(i)   Amended and Restated Investment Advisory Agreement between
             Equitable and Firsthand Capital Management, Inc. ("Firsthand")
             dated as of July 31, 2003 with respect to AXA Premier Technology
             Fund.

(d)(14)(ii)  Amendment No. 1 dated as of December 12, 2003 to the Amended and
             Restated Investment Advisory Agreement between Equitable and
             Firsthand with respect to AXA Premier Technology Fund.

(d)(15)(i)   Amended and Restated Investment Advisory Agreement between
             Equitable and A I M Capital Management, Inc. ("AIM") dated as of
             July 31, 2003 with respect to AXA Premier Health Care Fund.

(d)(16)(ii)  Amended and Restated Investment Advisory Agreement between
             Equitable and Wellington Management Company, LLP ("Wellington")
             dated as of August 18, 2003 with respect to AXA Premier Small/Mid
             Cap Value Fund and AXA Premier Health Care Fund.

(d)(16)(iii) Amendment No. 1 dated as of December 12, 2003 to the Amended and
             Restated Investment Advisory Agreement between Equitable and
             Wellington with respect to AXA Premier Small/Mid Cap Value Fund,
             AXA Premier Health Care Fund and AXA Premier Technology Fund.

(d)(17)(i)   Amended and Restated Investment Advisory Agreement between
             Equitable and BlackRock Advisors, Inc. dated as of August 18, 2003 with respect to AXA Premier Core Bond Fund.

(d)(18)(i)   Amended and Restated Investment Advisory Agreement between
             Equitable and Pacific Investment Management Company, LLC dated as of July 31, 2003 with respect to AXA Premier Core Bond Fund.

(d)(19)(i)   Amended and Restated Investment Advisory Agreement between
             Equitable and Provident Investment Counsel, Inc. ("Provident")
             dated as of July 31, 2003 with respect to AXA Premier Small/Mid Cap
             Growth Fund.

(d)(20)      Investment Advisory Agreement between Equitable and Franklin
             Advisers, Inc. ("Franklin") dated as of May 30, 2003 with respect to AXA Premier Small/Mid Cap Growth Fund.

(d)(21)      Investment Advisory Agreement between Equitable and Marsico Capital
             Management, LLC ("Marsico") dated as of May 30, 2003 with respect to AXA Premier International Equity Fund.

(p)(1)(i)    Code of Ethics of the Registrant, Equitable, AXA Advisors, LLC and
             AXA Distributors, LLC, as revised December 10, 2003

(p)(2)(ii)   Revised Code of Ethics of Alliance Capital, effective June 2003.

(p)(5)(ii)   Code of Ethics of Janus, as revised March 14, 2003.

(p)(5)(iii)  Code of Ethics of Janus, as revised June 9, 2003.

(p)(15)(ii)  Code of Ethics of AIM, as amended June 10, 2003.

(p)(19)(i)   Code of Ethics of Provident, effective April 1, 2003.

(p)(20)      Code of Ethics of Franklin, revised December 3, 2002.

(p)(21)      Code of Ethics of Marsico, effective February 13, 2003.